Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

FIXED INCOME

Annual Report
2002

DELAWARE
Tax-Free USA Fund

DELAWARE
Tax-Free Insured Fund

DELAWARE
Tax-Free USA Intermediate Fund

DELAWARE
National High-Yield Municipal Bond Fund

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   POWERED BY RESEARCH.(SM)
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Table
  of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 7

Performance Summary

  Delaware Tax-Free
     USA Fund                                                   8

  Delaware Tax-Free
     Insured Fund                                               9

  Delaware Tax-Free
     USA Intermediate Fund                                     10

  Delaware National High-Yield
     Municipal Bond Fund                                       11

Financial Statements:

  Statements of Net Assets                                     12

  Statements of Assets and
     Liabilities                                               29

  Statements of Operations                                     30

  Statements of Changes
    in Net Assets                                              31

  Financial Highlights                                         33

  Notes to Financial
    Statements                                                 45

  Report of Independent
    Auditors                                                   52

Board of Trustees/Officers                                     53


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Delaware Investments
  Powered by Research


At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.


Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 177 seasoned investment professionals -- of whom 119 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                         Delaware National Tax-Free Funds
  to Shareholders                              September 10, 2002


Recap of Events
As we head into the fall, we are impressed by the resilience of the U.S. economy. Despite the repercussions of September 11 and a series of disheartening corporate scandals over the past 12 months, the economy has continued to show signs of recovery from a recession that recent government data suggests was worse than earlier depicted.

The U.S. gross domestic product (GDP), often considered a snapshot of the entire economy, has posted three consecutive quarters of growth. While it's true that the gains have been modest, we think it's important to consider how much worse the recession might have been had the economy not displayed such resiliency. Considering the collapse in capital spending that occurred when the business cycle bottomed, we think it may take some time for the economy to fully establish a base from which it can launch a more significant expansion.

With prospects for a growing economy ahead of us, we would like to review areas of financial strength in the 12-month period just passed. The biggest story in our opinion was the bond market. Interest rates help to drive bond performance, and since 2001 interest rates have moved substantially lower. Short-term rates have declined significantly, no doubt due to the Federal Reserve's 11 reductions of the fed funds rate since early 2001. Long-term rates, which are typically higher due to added future uncertainties, also moved lower, but to a lesser degree. The net result was that many bonds appreciated in value while continuing to pay out income.

Not surprising, we witnessed a wave of capital flows into bond funds this past year. Driven by a variety of factors -- including unattractive money market yields, diminished expectations for stock returns, and simple risk aversion, investors reallocated $73.9 billion into bond funds during the first half of 2002 (Source: AMG Data Services).

"TO MEET RISING DEMAND, THE ISSUANCE OF NEW BONDS HAS BEEN DRAMATIC."

To meet rising demand, the issuance of new bonds has been dramatic. For municipal securities, the number of such offerings reached a record setting $218.7 billion for the first eight months of 2002. This figure represents a greater than 20 percent increase over the same eight-month period in 2001 (Source: Salomon Smith Barney). It also has served to keep municipal bond yields meaningfully high in relation to U.S. Treasury bonds.




Total Returns
For the period ended August 31, 2002                                    One Year
Delaware Tax-Free USA Fund-- Class A Shares                              +4.85%
Lipper General Municipal Debt Funds Average (294 funds)                  +4.58%
Delaware Tax-Free Insured Fund-- Class A Shares                          +5.27%
Lipper Insured Municipal Debt Funds Average (49 funds)                   +5.12%
Delaware Tax-Free USA Intermediate Fund-- Class A Shares                 +5.63%
Lipper Intermediate Municipal Debt Funds Average (139 funds)             +5.39%
--------------------------------------------------------------------------------
Delaware National High-Yield Municipal Bond Fund-- Class A Shares        +2.59%
Lipper High-Yield Municipal Debt Funds Average (72 funds)                +3.24%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                     +6.24%
Lehman Brothers Insured Municipal Bond Index                             +6.43%
Merrill Lynch 3-7 Year Municipal Bond Index                              +6.69%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 8 through 11. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook
We believe that the U.S. economy will continue to grow for the remainder of 2002. We also believe the Federal Reserve is likely to keep the fed funds target rate low for the near term. A continuation of low rates could likely bode well for your Fund over the short run. The consumer continues to offer buoyancy to the economy, and corporate productivity gains could contribute to an increase in future earnings.

Despite immediate concerns for the economy, we encourage investors to be patient about economic renewal. The business community appears to have become more risk-averse -- a stance that may well prove useful in the long run, but which also portends a gradual recovery. At the same time, current events are weighing on the economy and on investors as well. With the possibility of U.S. action against Iraq, and with tensions lingering in the Middle East, outside events continue to play a large role in the current investment setting.

The past fiscal year has caused many investors to reassess their risk tolerance. We reiterate the importance of diversification, and suggest meeting with your financial advisor to reexamine your investment goals. Given their income production and ability to moderate overall portfolio volatility, we are confident that Delaware Investments' municipal bond funds can maintain a meaningful place in a balanced portfolio structure.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                      Delaware National Tax-Free Funds
  Management Review                            September 10, 2002


Fund Managers
Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Senior Portfolio Manager

The Funds' Results
The municipal bond markets have continued their solid performance, which began in 2000 and has now spanned the fiscal year ended August 31, 2002. In the past year, some investors sought out the bond markets as they looked for a safe haven from the relative poor performance of other asset classes - especially equities.

Recently revised government data now indicates that last year's recession was worse than earlier depicted. Negative growth in U.S. gross domestic product
(GDP) actually occurred during three quarters in 2001, rather than just one quarter, as preliminary numbers from the U.S. Commerce Department had indicated. This news has contributed to concerns that the post-recession recovery may be developing more slowly than earlier believed.

While equity investors generally struggled, fixed-income investors enjoyed largely positive conditions. The bullish environment for municipal bonds owed greatly to the Federal Reserve's move to add liquidity to the economy. This was carried out through 11 cuts to the fed funds rate. The current yield curve, which rises sharply from shorter-term rates to longer-term rates, reflects the environment for bonds. Though investors have largely enjoyed rising bond prices as a result of the decreasing interest rate environment, new bonds coming to market have offered steadily lower yields.

Low interest rates also helped generate a healthy supply of new municipal securities as 2002 progressed. The main source of this new supply was refunding activity, as lower borrowing costs enticed issuers to refinance outstanding debt. In addition, many issuers were eager to initiate new projects while rates were low. For the first eight months of 2002, national municipal bond issuance was on a record pace of almost $220 billion, a 21 percent increase over the same period one year earlier (Source: Moody's Investors Service).

We believe our investment style is ideally suited for such dynamic times. During the fiscal year, we generally adhered to a yield-oriented strategy. We purchased bonds close to their face value and held them for the long term with the objective of generating strong and stable income streams. As interest rates fell, our bond holdings generated consistently higher income than more recently issued bonds that reflected the current lower interest rate environment. We believe our investors benefited from our conservative investment style, which precludes our making large bets on the future course of interest rates. We also do not significantly deviate from our benchmarks', the asset mixes, be it by region or specific asset class.

During our fiscal year, the municipal bond market was especially volatile in the short-end of the yield curve. According to analysis provided by Thomson Municipal Market Monitor, yields on municipal securities with shorter maturities fell more than one full percentage point (from +2.43% to +1.40%). Your Funds benefited from our concentration on this shorter end of the yield curve, which provided the portfolios with income that was attractive relative to lower yielding bonds coming to market.

Delaware Tax-Free USA Fund
During the fiscal year ended August 31, 2002, your Fund posted a return of +4.85% (Class A shares at net asset value with distributions reinvested). The Lehman Brothers Municipal Bond Index, the Fund's benchmark, outperformed the Fund's return by gaining +6.24% during the year. The Fund did manage to outperform its peers, as measured by the Lipper General Municipal Debt Funds Average, which rose +4.58% during the same period.

Your Fund's outperformance of its peers was a product of managing the average bond maturity and duration within the portfolio. Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates). These important measures, which help shape the risk-reward profile of a bond fund, were somewhat lower moving into the fiscal year. We were thus able to contribute to the Fund's return by moving the Fund's maturity and duration slightly upwards.

The Fund's performance also benefited from its holdings in insured bonds. These fixed-income securities are backed by specialty insurers as to the timely repayment of interest and principal. Though they boast maximum credit ratings, insured bonds still generally offer competitive interest payments. This action also helped to increase the percentage of Fund assets in AAA-rated bonds from 37 percent to 44 percent.

Also of note, bonds tied to airport operations were negatively impacted by the events of September 11 during the fiscal year. Fortunately, our exposure to such securities was light within this portfolio.

================================================================================
DELAWARE TAX-FREE USA FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.29%
--------------------------------------------------------------------------------
Average Duration**                                              8.04 years
--------------------------------------------------------------------------------
Average Maturity***                                             12.71 years
--------------------------------------------------------------------------------
Average Credit Quality                                          A
--------------------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange
   Commission (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.69%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================


Delaware Tax-Free Insured Fund
During the 12-month period ended August 31, 2002, your Fund posted a return of +5.27% (Class A shares at net asset value with distributions reinvested). This performance compared favorably to the +5.12% gain recorded by the Lipper Insured Municipal Debt Funds Average for the same period. The Lehman Brothers Insured Municipal Bond Index gained +6.43% during the 12-month period.

In keeping with the strategic vision of this Fund, we rolled back slightly the maturity and duration of the portfolio. We carried out this action in response to the market, as well as to our industry peers, since we attempt to keep these indicators within close range of the portfolio's benchmark. The moves also helped to mitigate interest-rate risk.

With their very high credit quality, investors actively sought insured securities over the period, due largely to uncertainties about the economy. Insured bond funds can experience slightly elevated levels of price fluctuation brought about by changing interest rates. This market tendency benefited the Fund with capital appreciation as a complement to solid income production. Strong returns meant insured bonds became one of the brightest sectors of the municipal bond market over the past 12 months.

================================================================================
DELAWARE TAX-FREE INSURED FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.03%
--------------------------------------------------------------------------------
Average Duration**                                              7.33 years
--------------------------------------------------------------------------------
Average Maturity***                                             11.46 years
--------------------------------------------------------------------------------
Average Credit Quality                                          AA
--------------------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange
   Commission (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 3.41%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Delaware Tax-Free USA Intermediate Fund
During the fiscal year ended August 31, 2002, your Fund posted a return of +5.63% (Class A shares at net asset value with distributions reinvested). This performance beat the +5.39% return of the Lipper Intermediate Municipal Debt Funds Average for the same period. The Merrill Lynch 3-7 Year Municipal Bond Index, the Fund's benchmark, rose +6.69% during the same year.

As is often the case with this Fund, we employed a barbell strategy during the year, whereby we achieved the intermediate term of the portfolio's average bond maturity by combining a heavy weighting of shorter-term issues with longer-term issues. This strategy is particularly well-suited to an environment when the municipal yield curve (which reflects the yields paid across the bond spectrum) is steeply sloped, meaning interest rates are falling, and that short-term rates are falling more significantly than long-term rates.

When put into action, the barbell approach can generate income and price appreciation with its short-term bonds, while enjoying the relative high yield from its long-term bonds. We continue to see good relative value in the intermediate portion of the municipal yield curve, as the relationship between these tax-free yields and the taxable yields of U.S. Treasury bonds has narrowed substantially. We do not foresee any drastic changes to the makeup of the portfolio as we begin a new fiscal year for the Fund.

================================================================================
DELAWARE TAX-FREE USA INTERMEDIATE FUND
PORTFOLIO CHARACTERISTICS
August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       3.71%
--------------------------------------------------------------------------------
Average Duration**                                              6.54 years
--------------------------------------------------------------------------------
Average Maturity***                                             9.21 years
--------------------------------------------------------------------------------
Average Credit Quality                                          A
--------------------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange
   Commission (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 2.97%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Delaware National High-Yield Municipal Bond Fund
During the 12-month period ended August 31, 2002, your Fund posted a return of +2.59% (Class A shares at net asset value with distributions reinvested). This performance came in behind the Lipper High-Yield Municipal Debt Funds Average, which returned +3.24% for the period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, gained +6.24% for the same fiscal year.

Last year's recession and the nation's sluggish economic recovery have put some pressure on the revenues flowing into many municipalities. High-yield municipal funds, with their increased exposure to lesser-rated securities, require managers to focus more closely on the ability of issuers to meet interest and principal obligations. Despite our best efforts, the Fund did lose some performance with defaulted bonds of Colorado's Ocean Journey Aquarium, as well as to a slight overweighting in airline-related bonds, which struggled following the events of September 2001. We believe the strong stand on internal security will continue to aid airline bonds moving forward, and the economic recovery, that we believe is evolving, will aid this market sector as a whole.

For the future, we are confident of our strategy for this Fund, and in turn we will not drastically alter our conservative posture. Because duration is not a major driver of performance, we have kept this measure of the Fund's volatility effectively unchanged since the beginning of the fiscal year. In the search for investments best suited to achieve our objectives, we focused on acquiring new issues coming to the market. We believe this strategy affords us greater flexibility in bond structure versus holding comparable securities that are already trading in the municipal bond market.

================================================================================
DELAWARE NATIONAL HIGH-YIELD MUNICIPAL
BOND FUND PORTFOLIO CHARACTERISTICS
August 31, 2002
--------------------------------------------------------------------------------
Current SEC 30-Day Yield*                                       4.88%
--------------------------------------------------------------------------------
Average Duration**                                              6.52 years
--------------------------------------------------------------------------------
Average Maturity***                                             11.24 years
--------------------------------------------------------------------------------
Average Credit Quality                                          B
--------------------------------------------------------------------------------
  *For Class A shares measured according to Securities and Exchange
   Commission (SEC) guidelines. Current SEC 30-day yield as of August 31, 2002 for Class B and Class C shares was 4.30%.

 **Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

***Average Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.
================================================================================

Outlook
Moving forward, we will continue to seek quality bonds that are attractively valued in our opinion. We will likely stay away from such novel securities as tobacco bonds. We think these fixed-income offerings, which serve as disbursements to municipalities from tobacco manufacturers, are susceptible to litigation concerns. We will continue our focus on keeping the Funds' risk characteristics similar to their benchmarks, and will seek out rewarding opportunities as identified by our exceptional staff of credit analysts.

We anticipate a continued attractive environment for municipal investors going forward. One reason for our optimism is that municipal bonds tend to attract few foreign investors, who have begun retrenching from U.S. fixed-income markets. Also, as The Bond Buyer recently noted, 2002 may well end with an historic high for new municipal securities coming to market. State and local agencies are seeking to replace older, higher-yielding debt with newer, cheaper debt before interest rates move upwards. These same institutions may also need to borrow in order to fund capital projects as a result of decreased tax receipts caused by the lingering effects of last year's recession. Salomon Smith Barney adds that with education and transportation-oriented bonds likely to be new issue volume leaders, we may well see heavy volume in the few months ahead.

We generally expect longer-maturity securities to begin closing the performance gap with shorter-maturity securities. Because we believe that longer-maturity bonds may be somewhat undervalued, we may decide to expand our holdings in this area across all of our municipal funds.

We believe that municipal bonds will continue to be attractive to investors, given the turbulent stock market of last fall and this past July. We think a balanced asset allocation that includes municipal bonds is likely to prove its worth in the long run.


30-year Municipal Bonds
Tax-Equivalent Yields
As of August 31, 2002

                               [Graphic Omitted]

10%-----------------------------------------------------------------------------

      AAA Tax-Equivalent Yield                   AA Tax-Equivalent Yield
5%-----------------------------------     --------------------------------------
5.58%   6.51%    6.79%  7.31%  7.74%      5.88%   6.85%   7.14%   7.69%    8.14%

 15%     27%     30%    35%    38.6%       15%     27%     30%     35%     38.6%
0%------------------------------------------------------------------------------
                               Income Tax Bracket

As of August 31, 2002, the yield on 30-year AAA-rated municipal bonds nationally was 4.75% and the yield on 30-year AA-rated municipal bonds nationally was 5.00% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
  at Delaware
================================================================================

Simplify your life.                                   [Graphic Omitted]
   MANAGE YOUR INVESTMENTS                            e:delivery logo
                   ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available. You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 AM to 8:00 PM ET, Monday through Friday to assist with any questions.

================================================================================

Delaware
  Tax-Free USA Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$539.16 million
--------------------------------------------------------------------------------
Number of Holdings:
185
--------------------------------------------------------------------------------
Fund Start Date:
January 11, 1984
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as an investment officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DMTFX
Class B DTFCX
Class C DUSCX

Fund Performance
Average Annual Total Returns

Through August 31, 2002           Lifetime    10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 1/11/84)
Excluding Sales Charge             +8.16%      +5.40%       +4.95%       +4.85%
Including Sales Charge             +7.94%      +5.00%       +4.15%       +0.93%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge             +4.31%                   +4.13%       +4.04%
Including Sales Charge             +4.31%                   +3.80%       +0.05%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge             +3.84%                   +4.13%       +4.04%
Including Sales Charge             +3.84%                   +4.13%       +3.04%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Fund beginning August 1, 2001. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

                  Delaware Tax-Free        Lehman Brothers Municipal
                    USA Fund                      Bond Index
    8/31/1992         $9,627                       $10,000
    8/31/1993        $10,749                       $11,245
    8/31/1994        $10,909                       $11,261
    8/31/1995        $11,644                       $12,259
    8/31/1996        $11,867                       $12,902
    8/31/1997        $12,792                       $14,094
    8/31/1998        $13,799                       $15,313
    8/31/1999        $13,397                       $15,397
    8/31/2000        $14,081                       $16,433
    8/31/2001        $15,517                       $18,111
    8/31/2002        $16,272                       $19,231

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  Tax-Free Insured Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$69.53 million
--------------------------------------------------------------------------------
Number of Holdings:
38
--------------------------------------------------------------------------------
Fund Start Date:
March 25, 1985
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DMFIX
Class B  DTXBX
Class C  DTXCX

Fund Performance
Average Annual Total Returns

Through August 31, 2002            Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 3/25/85)
Excluding Sales Charge              +7.22%      +5.48%       +5.36%      +5.27%
Including Sales Charge              +6.99%      +5.08%       +4.56%      +1.30%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge              +4.83%                   +4.53%      +4.46%
Including Sales Charge              +4.83%                   +4.19%      +0.46%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge              +4.40%                   +4.53%      +4.46%
Including Sales Charge              +4.40%                   +4.53%      +3.46%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

                Delaware Tax-Free       Lehman Brothers         Lehman Brothers Insured
                   Insured Fund       Municipal Bond Index       Municipal Bond Index*
    8/31/1992         $9,626                  $10,000                    $10,000
    8/31/1993        $10,538                  $11,245                    $11,316
    8/31/1994        $10,594                  $11,261                    $11,261
    8/31/1995        $11,265                  $12,259                    $12,287
    8/31/1996        $11,702                  $12,902                    $12,954
    8/31/1997        $12,646                  $14,094                    $14,172
    8/31/1998        $13,588                  $15,313                    $15,476
    8/31/1999        $13,385                  $15,397                    $15,431
    8/31/2000        $14,122                  $16,433                    $16,575
    8/31/2001        $15,577                  $18,111                    $18,355
    8/31/2002        $16,399                  $19,231                    $19,536

Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Insured Municipal Bond Index and Lehman Brothers Municipal Bond Index are unmanaged indexes that generally track the performance of municipal bonds. The indexes are unmanaged and do not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

*Currently, Delaware Tax-Free Insured Fund's benchmark is the Lehman Brothers
 Insured Municipal Bond Index. In the future, the Fund will use the Lehman Brothers Municipal Bond Index as its benchmark because information concerning the Lehman Brothers Insured Municipal Bond Index no longer is generally available for use by the Fund.

Delaware
  Tax-Free USA Intermediate Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$36.75 million
--------------------------------------------------------------------------------
Number of Holdings:
39
--------------------------------------------------------------------------------
Fund Start Date:
January 7, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DMUSX
Class B DUIBX
Class C DUICX

Fund Performance
Average Annual Total Returns

Through August 31, 2002                    Lifetime    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 1/7/93)
Excluding Sales Charge                       +6.01%      +5.74%       +5.63%
Including Sales Charge                       +5.70%      +5.14%       +2.71%
--------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge                       +4.97%      +4.85%       +4.74%
Including Sales Charge                       +4.97%      +4.85%       +2.74%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                       +4.70%      +4.85%       +4.74%
Including Sales Charge                       +4.70%      +4.85%       +3.74%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free USA Intermediate Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.


Performance of a $10,000 Investment
January 7, 1993 (Fund's inception) through August 31, 2002

                Delaware Tax-Free USA      Merrill Lynch 3-7 Year
                  Intermediate Fund         Municipal Bond Index
       Jan-93         $9,728                     $10,000
       Aug-93        $10,676                     $10,571
       Aug-94        $10,899                     $10,770
       Aug-95        $11,599                     $11,498
       Aug-96        $12,123                     $11,923
       Aug-97        $12,920                     $12,675
       Aug-98        $13,852                     $13,560
       Aug-99        $13,893                     $13,884
       Aug-00        $14,681                     $14,620
       Aug-01        $16,151                     $16,057
       Aug-02        $17,175                     $17,131

Chart assumes $10,000 invested on January 7, 1993 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Merrill Lynch 3-7 Year Municipal Bond Index at that month's end, January 31, 1993. After January 31, 1993, returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 3-7 Year Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds with maturities of three to seven years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
  National High-Yield Municipal Bond Fund

Fund Basics
As of August 31, 2002
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$90.69 million
--------------------------------------------------------------------------------
Number of Holdings:
84
--------------------------------------------------------------------------------
Fund Start Date:
September 22, 1986
--------------------------------------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A CXHYX
Class B DVNYX
Class C DVHCX

Fund Performance
Average Annual Total Returns

Through August 31, 2002         Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 9/22/86)
Excluding Sales Charge           +6.99%      +6.15%       +4.63%      +2.59%
Including Sales Charge           +6.74%      +5.75%       +3.84%      -1.27%
--------------------------------------------------------------------------------
Class B (Est. 12/18/96)
Excluding Sales Charge           +4.46%                   +3.88%      +1.91%
Including Sales Charge           +4.33%                   +3.56%      -1.98%
--------------------------------------------------------------------------------
Class C (Est. 5/26/97)
Excluding Sales Charge           +4.26%                   +3.90%      +1.92%
Including Sales Charge           +4.26%                   +3.90%      +0.94%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 3.75% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware National High-Yield Municipal Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.


Performance of a $10,000 Investment
August 31, 1992 through August 31, 2002

                 Delaware National             Lehman Brothers
                High-Yield Municipal            Municipal Bond
                        Fund                        Index
    8/31/1992          $9,629                      $10,000
    8/31/1993         $10,739                      $11,245
    8/31/1994         $10,928                      $11,261
    8/31/1995         $11,776                      $12,259
    8/31/1996         $12,626                      $12,902
    8/31/1997         $13,916                      $14,094
    8/31/1998         $15,188                      $15,313
    8/31/1999         $15,352                      $15,397
    8/31/2000         $15,633                      $16,433
    8/31/2001         $17,012                      $18,111
    8/31/2002         $17,454                      $19,231


Chart assumes $10,000 invested on August 31, 1992 and includes the effect of a 3.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets                                       August 31, 2002




                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds - 96.74%

Airline Revenue Bonds - 3.14%
  Houston, Texas Airport System
    Special Facilities Revenue
    (Continental Airlines Inc. Project)
    Series E 6.75% 7/1/29 (AMT)                        $1,950,000   $ 1,451,132
Kenton County,
  Kentucky Airport Board Revenue
  (Delta Airlines Inc. Project)
  Series A 7.50% 2/1/12 (AMT)                           5,000,000     4,710,549
  Series B 7.25% 2/1/22                                 3,750,000     3,291,638
Minneapolis & St. Paul,
  Minnesota Metropolitan Airports
  Commission Special Facilities
  Revenue (Northwest Airlines Inc.
  Project) Series A 7.00% 4/1/25 (AMT)                  2,300,000     1,873,649
New Jersey Economic Development
  Authority Special Facility Revenue
  (Continental Airlines Inc. Project)
  6.25% 9/15/29 (AMT)                                   2,500,000     1,793,175
Tulsa, Oklahoma Municipal
  Airport Trust Revenue
  (American Airlines Corp.)
  7.35% 12/1/11                                         4,500,000     3,797,100
                                                                    -----------
                                                                     16,917,243
                                                                    -----------
Airport Revenue Bonds - 2.04%
  Grapevine, Texas Industrial Development
    Corporate Revenue (Air Cargo)
    6.50% 1/1/24 (AMT)                                    920,000       915,694
Houston, Texas Industrial
  Development Corporate Revenue
  (Air Cargo) 6.375% 1/1/23 (AMT)                       2,000,000     1,973,780
Metropolitan Washington DC Airport
  Authority System Series A
  5.25% 10/1/32 (FGIC) (AMT)                            6,000,000     6,073,800
Miami-Dade County, Florida
  Aviation Revenue
  (Miami International Airport)
  5.375% 10/1/32 (FGIC) (AMT)                           2,000,000     2,043,960
                                                                    -----------
                                                                     11,007,234
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 2.13%
  Cass County, North Dakota
    Health Facilities Revenue
    (Catholic Health-Villa Nazareth
    Project) 6.25% 11/15/14                             1,000,000     1,027,900
  Clark County, Nevada
    Assisted Living Facility Revenue
    (Homestead Boulder City Project/
    Volunteers of America Care Facility)
    6.50% 12/1/27                                       2,075,000     1,886,694
Delaware County,
  Pennsylvania Authority Revenue
  (Main Line & Haverford Nursing and
  Rehabilitation Center)
  9.00% 8/1/22                                          1,860,000     1,129,150

                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Continuing Care/Retirement Revenue Bonds (continued)
  Gainesville & Hall County, Georgia
    Development Authority Revenue
    (Lanier Village Estates) Series C
    7.25% 11/15/29                                     $1,000,000    $1,007,850
Grand Forks, North Dakota
  Senior Housing Revenue
  (4000 Valley Square Project)
  6.25% 12/1/34                                         2,000,000     1,645,940
Lucas County, Ohio Health Care
  Facility Revenue
  (Sunset Retirement Communities)
  Series A 6.625% 8/15/30                               2,000,000     2,097,580
Middlesex County, New Jersey
  Improvement Authority Revenue
  (Senior Citizens Housing Project)
  5.50% 9/1/20 (AMBAC) (AMT)                              200,000       212,144
Waukesha, Wisconsin Housing Authority
  (Westgrove Woods) Series A
  6.00% 12/1/31 (GNMA) (AMT)                            1,500,000     1,546,275
Waukesha, Wisconsin Redevelopment
  Authority Housing Revenue
  (Presbyterian Homes Partners Project)
  7.50% 6/1/25                                            900,000       914,085
                                                                    -----------
                                                                     11,467,618
                                                                    -----------
Corporate-Backed Revenue Bonds - 8.75%
  Alliance, Texas Airport Authority
    Special Facilities Revenue
    (Federal Express Corp. Project)
    6.375% 4/1/21 (AMT)                                 2,000,000     2,067,060
Ashland, Kentucky Sewer &
  Solid Waste Revenue
  (Ashland, Inc. Project)
  7.125% 2/1/22 (AMT)                                   8,500,000     8,968,350
Columbus, Kansas Industrial Revenue
  (ACE Electrical Acquisition)
  7.00% 8/1/17 (AMT)                                      800,000       764,312
De Soto Parish, Louisiana Environmental
  Improvement Revenue
  (International Paper Co. Project)
  Series B 6.375% 5/1/25 (AMT)                          2,900,000     2,985,637
Delta County, Michigan Economic
  Development Corporation
  Environmental Improvement
  Revenue (MeadWestvaco Corp. Project)
  Series A 6.25% 4/15/27                                2,000,000     1,982,460
Indianapolis, Indiana Airport
  Authority Revenue
  (Federal Express Corp. Project)
  7.10% 1/15/17 (AMT)                                   7,800,000     8,325,564
Manhattan, Kansas Industrial
  Revenue (Farrar Corp. Project)
  7.00% 8/1/14 (AMT)                                      400,000       393,512

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets (continued)



                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Corporate-Backed Revenue Bonds (continued)
  Milwaukee, Wisconsin Redevelopment
    Authority Development Revenue
    (Goodwill Industries Inc. Project)
    6.35% 10/1/09                                       $2,000,000   $2,033,580
  Nez Perce County,
    Idaho Pollution Control Revenue
    (Potlatch Corp. Project)
    6.00% 10/1/24                                        1,650,000    1,500,444
  Pennsylvania Economic Development
    Financing Authority Wastewater
    Treatment Revenue
    (Sun Co. Inc. -R & M Project)
    Series A 7.60% 12/1/24 (AMT)                         6,000,000    6,405,300
  Phenix County, Alaska Industrial
    Development Board Environmental
    Improvement Revenue
    (MeadWestvaco Corp. Project)
    Series A 6.35% 5/15/35 (AMT)                         3,000,000    2,911,290
  Prattville, Alabama Industrial
    Development Board Environmental
    Improvement Revenue
    (International Paper Co. Project)
    Series A 6.70% 3/1/24 (AMT)                          1,500,000    1,576,860
  Puerto Rico Industrial, Medical &
    Environmental Pollution Control
    Facilities Financing Authority Revenue
    (PepsiCo Inc. Project)
    6.25% 11/15/13                                       1,100,000    1,144,264
  Richmond County, Georgia
    Development Authority
    Environmental Improvement Revenue
    (International Paper Co. Project)
    Series B 5.95% 11/15/25 (AMT)                        5,000,000    5,012,750
  West Allis, Wisconsin Community
    Development Authority Revenue
    (Poblocki Investments Ltd. Project)
    5.90% 5/1/03
    (LOC Firstar Bank of Milwaukee) (AMT)                1,080,000    1,105,726
                                                                    -----------
                                                                     47,177,109
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 2.24%
  New York Metropolitan Transportation
    Authority Dedicated Tax Fund Series A
    5.00% 11/15/30                                       5,000,000    4,973,400
  Southeast Wisconsin Professional
    Baseball Park District Sales Tax
    Revenue Series A
    5.50% 12/15/26 (MBIA)                                5,500,000    6,044,060
  Truth or Consequences, New Mexico
    Gross Receipts Tax Revenue
    6.30% 7/1/16                                         1,000,000    1,057,610
                                                                    -----------
                                                                     12,075,070
                                                                    -----------

                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Escrowed to Maturity Bonds - 5.15%
  Louisiana Public Facilities Authority
    Hospital Revenue (Southern Baptist
    Hospital, Inc. Project)
    8.00% 5/15/12                                      $ 7,200,000  $ 8,880,192
  Oklahoma State Turnpike Authority
    Revenue (First Senior)
    6.00% 1/1/22                                        13,535,000   15,857,470
  Puerto Rico Commonwealth
    Infrastructure Financing
    Authority Special Series A
    5.375% 10/1/24                                         150,000      158,720
  Virgin Islands Public Finance Authority
    Revenue Series A 7.30% 10/1/18                       2,200,000    2,895,486
                                                                    -----------
                                                                     27,791,868
                                                                    -----------
Higher Education Revenue Bonds - 9.69%
  Fulton County, Georgia Development
    Authority Revenue
    (Tuff Morehouse Project) Series A
    5.00% 2/1/34 (AMBAC)                                 2,400,000    2,405,976
  Higher Education Student Assistance
    Authority New Jersey Student
    Loan Revenue Series A
    6.10% 6/1/16 (MBIA) (AMT)                              100,000      109,834
  Illinois Educational Facilities Authority
    Student Housing Revenue
    (Educational Advancement
    Fund-University Center Project)
    6.25% 5/1/30                                         5,000,000    5,146,600
  Massachusetts State Health &
    Educational Facilities Authority
    Revenue (Nichols College) Series C
    6.00% 10/1/17                                        1,000,000      915,060
    6.125% 10/1/29                                       1,400,000    1,201,760
  Missouri State Health & Educational
    Facilities Authority Revenue
    (Washington University) Series A
    5.125% 6/15/41                                       9,500,000    9,573,530
  Montana State Higher Education
    Student Assistance Corporation
    Student Loan Revenue Series B
    6.40% 12/1/32 (AMT)                                    600,000      627,024
  New Hampshire Higher Educational &
    Health Facilities Authority Revenue
    (New Hampton School Issue)
    5.375% 10/1/28                                       3,070,000    2,729,936
  New Jersey State Educational Facilities
    Authority Revenue
    (Bloomfield College)
    Series A 6.85% 7/1/30                                  300,000      315,615
    (Georgian Court College Project)
    Series B 5.20% 7/1/15                                  200,000      207,288
    (Rowan University)
    Series C 5.25% 7/1/19 (FGIC)                           100,000      106,680

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets (continued)


                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Higher Education Revenue Bonds (continued)
  New Mexico Educational Assistance
    Foundation Student Loan Revenue
    (1st Subordinate) Series A-2
    6.65% 11/1/25 (AMT)                                $1,000,000   $ 1,012,110
 +New York State Dormitory Authority
    Revenues (Drivers-107) Inverse
    Floater 9.399% 5/15/15 (MBIA)                      10,500,000    14,155,155
  North Dakota State University
    Agriculture & Applied Science
    University Revenue
    6.50% 4/1/12                                          500,000       512,635
  Payne County, Oklahoma Economic
    Development Authority Student
    Housing Revenue (Collegiate
    Housing Foundation-Oklahoma
    State University) Series A
    6.375% 6/1/30                                       4,000,000     4,071,920
  South Carolina Educational Facilities
    Authority for Private Nonprofit
    Institutions (Benedict College)
    5.625% 7/1/31 (RADIAN)                              4,000,000     4,175,520
  Vermont University & State
    Agriculture College
    5.125% 10/1/37 (AMBAC)                              4,250,000     4,303,933
  Winfield, Kansas Educational Facilities
    Revenue (Southwestern College)
    5.75% 4/1/22                                          680,000       686,902
                                                                    -----------
                                                                     52,257,478
                                                                    -----------
Hospital Revenue Bonds - 5.22%
  Cando, North Dakota Nursing
    Facility Revenue (Towner County
    Medical Center Project)
    7.125% 8/1/22                                       1,000,000     1,016,110
  Chatham County, Georgia Hospital
    Authority Revenue (Memorial Health
    Medical Center) Series A
    6.125% 1/1/24                                       2,000,000     2,100,000
  Delaware State Health Facilities
    Authority Revenue (Nanticoke
    Memorial Hospital Project)
    Series A 5.625% 5/1/32                              1,000,000     1,000,650
  Maryland State Health &
    Higher Educational Facilities
    Authority Revenue
    (Frederick Memorial Hospital)
    5.00% 7/1/22                                        2,750,000     2,730,998
  Massachusetts State Health &
    Educational Facilities Authority
    Revenue (Covenant Health)
    6.00% 7/1/31                                          500,000       511,725

                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Hospital Revenue Bonds (continued)
  Michigan State Hospital Finance
    Authority Revenue
    (Ascension Health)
    Series B 5.25% 11/15/26                           $3,500,000    $ 3,468,920
  New Jersey Health Care Facilities
    Financing Authority Revenue
    (Atlantic Health Systems Hospital)
    Series A 5.00% 7/1/27 (AMBAC)                        150,000        151,139
    (JFK Medical Center/Hartwyck)
    5.00% 7/1/18 (MBIA)                                  100,000        103,802
  Olathe, Kansas Health Facilities Revenue
    (Evangelical Lutheran Good
    Samaritan Project)
    6.00% 5/1/19 (AMBAC)                                 250,000        262,473
  Orange County, Florida Health Facilities
    Authority Revenue
    (Adventist Health System)
    5.625% 11/15/32                                    4,000,000      4,020,680
  Philadelphia, Pennsylvania Hospitals &
    Higher Education Facilities Authority
    Hospital Revenue
    (Jeanes Health System Project)
    6.85% 7/1/22                                       6,000,000      6,100,739
  Royston, Georgia Hospital Authority
    Revenue Certificates
    (Ty Cobb Healthcare Systems, Inc.)
    6.375% 7/1/14                                        775,000        764,491
  Shelby County, Tennessee Health,
    Educational & Housing Facility
    Board Hospital Revenue
    (Methodist Healthcare)
    6.50% 9/1/26                                       4,000,000      4,205,599
  Wichita, Kansas Hospital Revenue
    (Via Christi Regional Medical Center)
    Series III 5.625% 11/15/31                           900,000        917,424
    Series XI 6.25% 11/15/24                             750,000        793,838
                                                                    -----------
                                                                     28,148,588
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 13.16%
  Claiborne County,
    Mississippi Pollution Control Revenue
    (System Energy Resources Inc. Project)
    7.30% 5/1/25                                       3,000,000      3,005,130
  Clark County, Nevada Industrial
    Development Revenue
    (Nevada Power Co. Project) Series C
    7.20% 10/1/22                                      8,000,000      7,924,800
  Hillsborough County, Florida Industrial
    Development Authority Pollution
    Control Revenue
    (Tampa Electric Co. Project)
    5.50% 10/1/23                                      3,000,000      3,052,110

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets (continued)


                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Investor Owned Utilities Revenue Bonds (continued)
  Luzerne County, Pennsylvania Industrial
    Development Authority
    (Pennsylvania Gas & Water Co.
    Project) Series A
    7.00% 12/1/17 (AMBAC) (AMT)                       $ 4,000,000   $ 4,495,240
  Mercer County, North Dakota Pollution
    Control Revenue
    (Basin Electric Power) Second Series
    6.05% 1/1/19 (AMBAC)                                1,000,000     1,090,140
  Midland County, Michigan Economic
    Development Subordinate
    Limited Obligation
    (Midland Congeneration) Series A
    6.875% 7/23/09 (AMT)                                3,050,000     3,118,442
  Mississippi Business Finance
    Corporation Pollution Control Revenue
    (System Energy Resources Inc. Project)
    5.875% 4/1/22                                         250,000       240,023
    5.90% 5/1/22                                        3,000,000     2,888,340
  Petersburg, Indiana Pollution Control
    Revenue (Indianapolis Power &
    Light Co. Project)
    6.375% 11/1/29 (AMT)                                7,500,000     6,814,950
    6.625% 12/1/24                                      5,000,000     5,042,500
  Sabine River Authority, Texas
    Pollution Control Revenue
    (Southwestern Electric Power Co.)
    6.10% 4/1/18 (MBIA)                                 4,000,000     4,348,000
  Salem County, New Jersey Industrial
    Pollution Control Financing
    Authority Revenue (Public Service
    Electric & Gas Co.) Series D
    6.55% 10/1/29 (MBIA)                                  400,000       442,424
  Sweetwater County, Wyoming
    Pollution Control Revenue (Idaho
    Power Co. Project) Series A
    6.05% 7/15/26                                       5,000,000     5,132,800
  West Feliciana Parish, Louisiana
    Pollution Control Revenue
    (Gulf States Utilities Co. Project)
    Series A 7.50% 5/1/15                              22,700,000    23,356,256
                                                                   ------------
                                                                     70,951,155
                                                                   ------------
Miscellaneous Revenue Bonds - 0.60%
  Director State, Nevada Department of
    Business & Industry
    (Las Vegas Monorail Project) 2nd Tier
    7.375% 1/1/40                                       1,000,000       976,300
  Monmouth County, New Jersey
    Improvement Authority Revenue
    Governmental Loan
    5.45% 12/1/20 (AMBAC)                                 150,000       160,779

                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Miscellaneous Revenue Bonds (continued)
  Wisconsin Center District Tax
    Revenue (Junior Dedicated)
    5.25% 12/15/23 (FSA)                              $2,000,000    $ 2,117,680
                                                                    -----------
                                                                      3,254,759
                                                                    -----------
Multi Family Housing Revenue Bonds - 1.18%
  Carlsbad, New Mexico Housing
    Corporation Multifamily Revenue
    (Colonial Hillcrest)
    7.375% 8/15/27                                     1,000,000        980,420
  Green Bay, Wisconsin Housing Authority
    Multifamily Revenue
    (Moriane Ridge Limited) Series A
    6.15% 12/1/30 (FHA) (AMT)                            980,000      1,036,889
  Milwaukee, Wisconsin Redevelopment
    Authority Multifamily Revenue
    (City Hall Square)
    6.30% 8/1/38 (FHA) (AMT)                           1,455,000      1,509,301
  North Dakota State Housing Finance
    Agency Multifamily Revenue Series A
    6.15% 12/1/17 (FNMA)                               1,300,000      1,348,750
  Olathe, Kansas Multifamily
    Housing Revenue
    (Deerfield Apartments
    Project) Series A
    6.45% 6/1/19 (FNMA)                                  250,000        260,610
    (Jefferson Place Apartments Project)
    Series B 6.10% 7/1/22 (AMT)                          300,000        305,472
  Southeastern New Mexico Affordable
    Housing Corporation Multifamily
    Revenue (Casa Hermosa Apartments)
    7.25% 12/1/27                                      1,000,000        910,000
                                                                    -----------
                                                                      6,351,442
                                                                    -----------
Municipal Lease Revenue Bonds - 2.33%
  Alexandria, Virginia Industrial
    Development Authority Revenue
    (Institute for Defense Analyses)
    Series A 5.90% 10/1/30 (AMBAC)                     5,000,000      5,485,150
  Cudahy, Wisconsin Community
    Development Authority
    Lease Revenue
    6.00% 6/1/11                                       1,000,000      1,079,290
  Linn County, Kansas Certificates
    of Participation
    7.25% 3/1/13 (AMT)                                   350,000        352,307
  Madison, Wisconsin Community
    Development Authority Revenue
    (Monona Terrace Community Project)
    6.10% 3/1/10                                       1,500,000      1,623,570
  Massachusetts State Development
    Finance Agency Revenue
    (100 Cambridge Street Redevelopment)
    Series A 5.125% 2/1/34 (MBIA)                      4,000,000      4,038,840
                                                                    -----------
                                                                     12,579,157
                                                                    -----------

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets (continued)


                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Political Subdivision General Obligation Bonds - 0.99%
  New York City, New York Series H
    6.125% 8/1/25                                     $5,000,000     $5,334,500
                                                                     ----------
                                                                      5,334,500
                                                                     ----------
Ports & Harbors Revenue Bonds - 1.40%
  Port Authority of New York &
    New Jersey Consolidated 109th
    Series 5.375% 7/15/22 (FGIC)                         100,000        103,632
  Port New Orleans, Louisiana Board
    Commercial Sport Facility Revenue
    5.00% 4/1/32 (FGIC) (AMT)                          3,000,000      2,955,210
  Virginia Port Authority Commonwealth
    Port Fund Revenue
    5.00% 7/1/27 (AMT)                                 4,500,000      4,493,340
                                                                     ----------
                                                                      7,552,182
                                                                     ----------
*Pre-Refunded Bonds - 5.80%
  Iowa Finance Authority Revenue
    (State Revolving Fund)
    Combined Series
    5.20% 5/1/23-04                                    1,400,000      1,496,908
    6.25% 5/1/24-04                                    1,750,000      1,901,288
  Kansas City, Kansas Utility System
    Revenue 6.375% 9/1/23-04 (FGIC)                      295,000        328,527
  Kansas State Development Finance
    Authority Revenue Water
    Pollution Control Series II
    6.00% 11/1/14-03                                     250,000        268,145
  Lafayette Yard, New Jersey
    Community Development
    (Hotel/Conference Center
    Project-Trenton Guaranteed)
    5.625% 4/1/21-10 (MBIA)                              100,000        115,430
  Michigan State Hospital Finance
    Authority Revenue (Genesys Health
    Systems) Series A
    7.50% 10/1/27-05                                   8,130,000      9,450,962
    8.125% 10/1/21-05                                  4,000,000      4,797,440
  Mississippi Development Bank
    Special Obligation
    (Madison County Hospital Project)
    6.30% 7/1/22-09                                    2,070,000      2,479,550
  North Dakota State Building Authority
    Lease Revenue Series A
    6.10% 12/1/16-04 (FSA)                             1,480,000      1,626,046
  Puerto Rico Municipal Finance Agency
    Series A 6.00% 7/1/14-04 (FSA)                     3,500,000      3,837,540
  Puerto Rico Public Buildings Authority
    Guaranteed Public Education
    & Health Facilities Series M
    5.50% 7/1/21-03                                      580,000        607,411
  Puerto Rico Telephone Authority
    Revenue Series N
    5.50% 1/1/22-03                                    2,120,000      2,181,628

                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

*Pre-Refunded Bonds (continued)
  Southeast Wisconsin Professional Baseball
    Park District Sales Tax Revenue
    5.80% 12/15/26-07 (MBIA)                          $ 1,000,000   $ 1,142,890
  Wisconsin Housing Finance Authority
    Revenue 6.10% 6/1/21-17 (FHA)                         915,000     1,049,075
                                                                    -----------
                                                                     31,282,840
                                                                    -----------
Public Power Revenue Bonds - 1.56%
  Austin, Texas Combined Utilities System
    Revenue (Subordinate Lien)
    5.25% 5/15/25 (MBIA)                                5,000,000     5,290,850
  Los Alamos, New Mexico Utility System
    Revenue Series A
    6.00% 7/1/15 (FSA)                                  1,000,000     1,090,820
  Northern Minnesota Municipal Power
    Agency Electric System Revenue
    Series A 5.00% 1/1/21                               1,000,000     1,000,030
  South Carolina State Public Service
    Authority Revenue Series A
    5.125% 1/1/21 (FSA)                                 1,000,000     1,030,300
                                                                    -----------
                                                                      8,412,000
                                                                    -----------
Public Utility District Revenue Bonds - 2.99%
  Richmond, Virginia Public
    Utilities Revenue
    5.00% 1/15/27 (FSA)                                13,000,000    13,110,630
    5.00% 1/15/33 (FSA)                                 3,000,000     3,016,560
                                                                    -----------
                                                                     16,127,190
                                                                    -----------
Recreational Area Revenue Bonds - 0.17%
  Santa Fe, New Mexico Municipal
    Recreation Complex Net Revenue
    5.625% 12/1/23                                        925,000       898,684
                                                                    -----------
                                                                        898,684
                                                                    -----------
School District General Obligation Bonds - 1.77%
  Cascade County, Montana High School
    5.60% 7/1/20 (FGIC)                                   165,000       179,005
  Lewisville, Texas Independent School
    District Permanent School Fund
    6.15% 8/15/21                                       2,160,000     2,383,733
  Missoula County, Montana High School
    District #1 5.50% 7/1/20                              150,000       161,291
  Olentangy, Ohio Local School
    District Series A
    4.75% 12/1/27 (MBIA)                                6,750,000     6,590,362
  Sparta Township, New Jersey School
    District 5.00% 9/1/20 (MBIA)                          200,000       205,156
                                                                    -----------
                                                                      9,519,547
                                                                    -----------
Single Family Housing Revenue Bonds - 1.83%
  Massachusetts State Housing Finance
    Agency Revenue Single Family Mortgage
    Series 22 6.95% 6/1/16                              1,980,000     2,021,856

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets (continued)


                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Single Family Housing Revenue Bonds (continued)
  New Mexico Mortgage Finance Authority
    Series B Class III
    6.75% 7/1/25 (FNMA) (GNMA)                       $   800,000    $   819,968
    Series E 6.95% 1/1/26 (FNMA) (GNMA)                  910,000        990,526
    Series F 6.85% 1/1/21 (FNMA) (GNMA)                  885,000        949,614
  North Dakota State Housing Finance
    Agency Revenue
    Series A 6.30% 7/1/16 (AMT)                        1,430,000      1,519,976
    Series B 6.25% 1/1/17 (AMT)                        1,675,000      1,772,519
    Series E 6.30% 1/1/15                                415,000        434,132
  Santa Fe, New Mexico Single Family
    Mortgage Revenue
    6.20% 11/1/16 (FNMA) (GNMA) (AMT)                    505,000        508,772
  Tennessee Housing Development
    Agency Mortgage Finance
    Series B 6.60% 7/1/25 (AMT)                          485,000        499,128
  Utah State Housing Finance Agency
    Single Family Mortgage Series A
    7.20% 1/1/27 (FHA) (VA) (AMT)                        340,000        352,036
                                                                    -----------
                                                                      9,868,527
                                                                    -----------
Tax Increment/Special Assessment Bonds - 0.62%
  Bettendorf, Iowa Urban Renewal Tax Increment
    Revenue Series A
    5.30% 6/1/03                                         345,000        352,269
    5.40% 6/1/04                                         365,000        380,797
    5.50% 6/1/05                                         385,000        408,011
    5.60% 6/1/06                                         405,000        434,099
    5.70% 6/1/07                                         425,000        457,887
    5.80% 6/1/08                                         450,000        480,839
    5.90% 6/1/09                                         800,000        850,864
                                                                    -----------
                                                                      3,364,766
                                                                    -----------
Territorial General Obligation Bonds - 4.95%
  Puerto Rico Commonwealth
    Public Improvement
    5.375% 7/1/21 (MBIA)                                  50,000         52,473
    5.375% 7/1/25                                         50,000         51,116
    Series A 5.50% 7/1/19 (MBIA)                      10,000,000     11,394,300
    Series A 5.125% 7/1/31                            15,000,000     15,171,150
                                                                    -----------
                                                                     26,669,039
                                                                    -----------
Territorial Revenue Bonds - 4.31%
  Puerto Rico Commonwealth Highway
    & Transportation Authority Revenue
    Series W 5.50% 7/1/15 (MBIA)                         100,000        115,757
    Series X 5.25% 7/1/21                              1,500,000      1,522,170
    Series Y 5.50% 7/1/26                              1,250,000      1,294,950
  Puerto Rico Commonwealth Industrial
    Development Company General
    Purpose Revenues
    Series B 5.375% 7/1/16                             1,000,000      1,066,110
  Puerto Rico Commonwealth
    Infrastructure Financing Authority
    Special Series A
    5.00% 7/1/21 (AMBAC)                                 100,000        102,617

                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Territorial Revenue Bonds (continued)
  Puerto Rico Electric Power
    Authority Revenue
    Series II 5.25% 7/1/31                            $ 7,000,000   $ 7,200,620
    Series U 6.00% 7/1/14                               2,550,000     2,762,160
    Series X 5.50% 7/1/25                                 100,000       101,842
    Series Z 5.25% 7/1/21                                 600,000       608,868
  Puerto Rico Housing, Bank &
    Finance Agency Single Family
    Mortgage Revenue
    6.25% 4/1/29 (FHLMC) (FNMA)
    (GNMA) (AMT)                                        1,240,000     1,296,767
  Puerto Rico Industrial, Tourist,
    Educational, Medical &
    Environmental Control Facilities
    (Ana G. Mendez University System
    Project) 5.375% 2/1/19                                150,000       153,356
    (Hospital Auxilio Mutuo
    Obligated Group)
    Series A 6.25% 7/1/24 (MBIA)                        1,200,000     1,319,904
    (Polytechnic University Project)
    Series A 6.50% 8/1/24                               1,955,000     2,032,359
  Puerto Rico Public Buildings Authority
    Guaranteed Public Education &
    Health Facilities
    Series M 5.50% 7/1/21                                 520,000       535,106
  Puerto Rico Public Buildings Authority
    Revenue Guaranteed
    Series L 5.75% 7/1/16                               1,000,000     1,027,650
  Puerto Rico Public Finance Corporation
    Series A
    5.00% 8/1/21 (MBIA)                                   230,000       237,084
    5.00% 6/1/26 (FSA)                                    150,000       151,659
  University of Puerto Rico,
    University Revenues
    Series O 5.375% 6/1/20 (MBIA)                         175,000       186,389
  Virgin Islands Water & Power Authority
    Electric System Revenue
    5.30% 7/1/18                                        1,000,000       994,520
  Virgin Islands Water &
    Power Authority Water System
    Revenue 5.50% 7/1/17                                  510,000       512,050
                                                                    -----------
                                                                     23,221,938
                                                                    -----------
Transportation Revenue Bonds - 0.49%
  New York Metropolitan Transportation
    Authority Revenue Series A
    5.125% 11/15/31                                     2,640,000     2,652,302
                                                                    -----------
                                                                      2,652,302
                                                                    -----------
Turnpike/Toll Road Revenue Bonds - 9.75%
  New Jersey State Highway Authority
    Garden State Parkway General Revenue
    (Senior Parkway)
    5.50% 1/1/14 (FGIC)                                 5,000,000     5,714,700
    5.50% 1/1/15 (FGIC)                                 7,310,000     8,357,523

Statements                                            Delaware Tax-Free USA Fund
  of Net Assets (continued)


                                                       Principal       Market
                                                         Amount         Value

Municipal Bonds (continued)

Turnpike/Toll Road Revenue Bonds (continued)
  Ohio State Turnpike Commission
    Revenue Series A
    5.50% 2/15/24 (FGIC)                             $ 5,000,000   $  5,490,350
    5.50% 2/15/26 (FGIC)                               2,590,000      2,849,311
  Pennsylvania State Turnpike
    Commission 5.00% 7/15/41 (AMBAC)                  10,500,000     10,470,810
  Texas State Turnpike Authority System
    Revenue (First Tier) Series A
    5.00% 8/15/42 (AMBAC)                             20,000,000     19,703,399
                                                                   ------------
                                                                     52,586,093
                                                                   ------------
Water & Sewer Revenue Bonds - 4.48%
  Atlanta, Georgia Water & Wastewater
    Revenue Series A
    5.00% 11/1/39 (MBIA)                               7,500,000      7,496,925
  Kansas City, Kansas Utility System
    Revenue 6.375% 9/1/23 (FGIC)                         605,000        665,210
  New York City, New York Municipal
    Water Finance Authority Water &
    Sewer System Revenue Series A
    5.125% 6/15/34                                    12,625,000     12,758,698
  West Virginia State Water Development
    Authority Revenue
    (Loan Program III) Series A
    6.375% 7/1/39 (AMBAC) (AMT)                        2,890,000      3,207,062
                                                                   ------------
                                                                     24,127,895
                                                                   ------------
Total Municipal Bonds
  (cost $494,728,044)                                               521,596,224
                                                                   ------------
Total Market Value of Securities - 96.74%
  (cost $494,728,044)                                               521,596,224
Receivables and Other Assets
  Net of Liabilities - 3.26%                                         17,562,402
                                                                   ------------
Net Assets Applicable to 47,790,942
  Shares Outstanding - 100.00%                                     $539,158,626
                                                                   ============
Net Asset Value - Delaware Tax-Free USA Fund
  Class A ($495,731,113 / 43,941,531 Shares)                             $11.28
                                                                         ------
Net Asset Value - Delaware Tax-Free USA Fund
  Class B ($37,448,301 / 3,319,413 Shares)                               $11.28
                                                                         ------
Net Asset Value - Delaware Tax-Free USA Fund
  Class C ($5,979,212 / 529,998 Shares)                                  $11.28
                                                                         ------

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                               $530,955,329
Distributions in excess of net investment income                        (21,563)
Accumulated net realized loss on investments                        (18,643,320)
Net unrealized appreciation of investments                           26,868,180
                                                                   ------------
Total net assets                                                   $539,158,626
                                                                   ============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.
  Non-income producing security. Security is currently in default.
 +An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of August 31, 2002.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
VA - Insured by the Veterans Administration

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Fund
Net asset value Class A (A)                                              $11.28
Sales charge (3.75% of offering price, or 3.90%
  of amount invested per share) (B)                                        0.44
                                                                         ------
Offering price                                                           $11.72
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                       Delaware Tax-Free Insured Fund
  of Net Assets (continued)                      August 31, 2002




                                                      Principal      Market
                                                       Amount        Value

Municipal Bonds - 96.73%

Airline Revenue Bonds - 0.97%
  Dallas-Fort Worth, Texas International
    Airport Facilities Improvement
    Corporation Revenue
    (American Airlines Inc.)
    Series C 6.15% 5/1/29 (AMT)                      $  900,000    $  671,409
                                                                   ----------
                                                                      671,409
                                                                   ----------
Airport Revenue Bonds - 4.40%
  Dallas-Fort Worth, Texas International
    Airport Revenue Series A
    5.50% 11/1/31 (FGIC) (AMT)                        1,500,000     1,542,840
Metropolitan Washington DC Airport
    Authority System Series A
    5.25% 10/1/32 (FGIC) (AMT)                        1,500,000     1,518,450
                                                                   ----------
                                                                    3,061,290
                                                                   ----------
City General Obligation Bonds - 3.89%
  Melrose Park, Illinois Tax Increment
    Series B 6.00% 12/15/19 (FSA)                     1,250,000     1,400,975
  Vancouver, Washington Limited Tax
    5.50% 12/1/25 (AMBAC)                             1,250,000     1,301,600
                                                                   ----------
                                                                    2,702,575
                                                                   ----------
Corporate-Backed Revenue Bonds - 1.43%
  Delta County, Michigan Economic
    Development Corporation
    Environmental Improvement Revenue
    (MeadWestvaco Corp.)
    Series A 6.25% 4/15/27                            1,000,000       991,230
                                                                   ----------
                                                                      991,230
                                                                   ----------
Dedicated Tax & Fees Revenue Bonds - 1.66%
  Tampa, Florida Sports Authority Revenue
    (Tampa Bay Arena Project) Sales Tax
    5.75% 10/1/20 (MBIA)                              1,000,000     1,152,850
                                                                   ----------
                                                                    1,152,850
                                                                   ----------
Higher Education Revenue Bonds - 4.74%
  Amherst, New York Industrial Agency
    Civic Facilities Revenue
    (UBF Faculty Student Housing)
    Series A 5.75% 8/1/30 (AMBAC)                     1,300,000     1,424,111
  Massachusetts State Industrial Finance
    Agency Revenue Higher Education
    (Clark University Project)
    6.10% 7/1/16                                      1,250,000     1,349,525
  South Carolina Educational Facilities
    Authority For Private Nonprofit
    Institutions (Benedict College)
    5.625% 7/1/31 (RADIAN)                              500,000       521,940
                                                                   ----------
                                                                    3,295,576
                                                                   ----------
  Hospital Revenue Bonds - 3.29%
    Chatham County, Georgia Hospital
    Authority Revenue
    (Memorial Health Medical Center)
    Series A 6.125% 1/1/24                              500,000       525,000

                                                      Principal       Market
                                                        Amount        Value

Municipal Bonds (continued)

Hospital Revenue Bonds (continued)
  Delaware State Health Facilities
    Authority Revenue (Nanticoke
    Memorial Hospital Project)
    Series B 5.625% 5/1/32                           $1,000,000    $ 1,000,650
  New Jersey Health Care Facilities
    Authority Revenue
    (South Jersey Hospital)
    6.00% 7/1/32                                        750,000        764,153
                                                                   -----------
                                                                     2,289,803
                                                                   -----------

Investor Owned Utilities Revenue Bonds - 15.50%
  Luzerne County, Pennsylvania Industrial
    Development Authority
    (Pennsylvania Gas & Water Co.
    Project) Series A
    7.00% 12/1/17 (AMBAC) (AMT)                       1,000,000      1,123,810
  Maricopa County, Arizona Pollution
    Control Corporation Pollution Control
    Revenue (El Paso Electric Co.)
    Series A 6.375% 8/1/15                            1,000,000      1,007,460
  Mason County, West Virginia Pollution
    Control Revenue
    (Appalachian Power Co. Project)
    Series K 6.05% 12/1/24 (AMBAC)                    3,000,000      3,301,620
  Petersburg, Indiana Pollution
    Control Revenue
    (Indianapolis Power & Light Co.
    Project) 6.375% 11/1/29 (AMT)                     1,500,000      1,362,990
  Salem County, New Jersey Industrial
    Pollution Control Financing
    Authority Revenue (Public Service
    Electric & Gas Co.) Series D
    6.55% 10/1/29 (MBIA)                              3,600,000      3,981,816
                                                                   -----------
                                                                    10,777,696
                                                                   -----------
Miscellaneous Revenue Bonds - 0.29%
  New Jersey Economic Development
    Authority Revenue Department
    of Human Services
    5.20% 7/1/32                                        200,000        203,812
                                                                   -----------
                                                                       203,812
                                                                   -----------
Multi Family Housing Revenue Bonds - 8.97%
  Franklin County, Ohio Multi Family
    Revenue (Alger Green) Series A
    5.80% 5/20/44 (GNMA) (AMT)                        1,150,000      1,194,321
  Illinois Development Finance Authority
    Revenue (Section 8) Series A
    5.80% 7/1/28 (FHA) (MBIA)                         2,790,000      2,906,036
  Illinois Housing Development Authority
    Multi Family Revenue
    (Crystal Lake Preservation)
    Series A-1 5.80% 12/20/41 (GNMA)                  2,000,000      2,136,360
                                                                   -----------
                                                                     6,236,717
                                                                   -----------

Statements                                        Delaware Tax-Free Insured Fund
  of Net Assets (continued)




                                                      Principal       Market
                                                       Amount         Value
 Municipal Bonds (continued)

 Municipal Lease Revenue Bonds - 1.58%
   Alexandria, Virginia Industrial
     Development Authority Revenue
     (Institute for Defense Analyses)
     Series A 5.90% 10/1/30 (AMBAC)                  $1,000,000    $ 1,097,030
                                                                   -----------
                                                                     1,097,030
                                                                   -----------
 Ports & Harbors Revenue Bonds - 2.85%
   Port New Orleans, Louisiana Board
     Commercial Sport Facility Revenue
     5.00% 4/1/27 (FGIC) (AMT)                        2,000,000      1,981,200
                                                                   -----------
                                                                     1,981,200
                                                                   -----------
*Pre-Refunded Bonds - 15.22%
 Michigan State Hospital Finance
   Authority Revenue
   (Genesys Health Systems) Series A
   7.50% 10/1/27-05                                   1,500,000      1,743,720
 Regional Transportation Authority Illinois
   Revenue Series D
   6.75% 6/1/25-04 (FGIC)                             7,970,000      8,838,092
                                                                   -----------
                                                                    10,581,812
                                                                   -----------
 Public Utility District Revenue Bonds - 8.88%
   Austin, Texas Revenue Subordinate Lien
     5.25% 5/15/20 (MBIA)                             5,000,000      5,418,900
   Richmond, Virginia Public Utilities
     Revenue 5.00% 1/15/33 (FSA)                        750,000        754,140
                                                                   -----------
                                                                     6,173,040
                                                                   -----------
 School District General Obligation Bonds - 6.30%
   Jackson, Ohio Local School District
     (Stark & Summit Counties)
     School Facilities Construction &
     Improvement 5.625% 12/1/25 (FSA)                 1,000,000      1,060,840
   Lakota, Ohio Local School District
     5.50% 12/1/14 (FGIC)                             1,790,000      2,058,267
   Pomona, California United School
     District Series A
     6.55% 8/1/29 (MBIA)                              1,000,000      1,260,180
                                                                   -----------
                                                                     4,379,287
                                                                   -----------
 Single Family Housing Revenue Bonds - 1.51%
   New Mexico Mortgage Finance Authority
     (Single Family Mortgage Program)
     Series C
     6.20% 7/1/26 (FNMA) (GNMA)                       1,000,000      1,048,590
                                                                   -----------
                                                                     1,048,590
                                                                   -----------
 Territorial General Obligation Bonds - 1.64%
   Puerto Rico Commonwealth Public
     Improvement Series A
     5.50% 7/1/19 (MBIA)                              1,000,000      1,139,430
                                                                   -----------
                                                                     1,139,430
                                                                   -----------

                                                      Principal       Market
                                                       Amount         Value

Municipal Bonds (continued)

Territorial Revenue Bonds - 6.99%
  Puerto Rico Commonwealth
    Highway & Transportation
    Authority Revenue Series E
    5.50% 7/1/17 (FSA)                               $1,250,000    $ 1,439,238
    5.50% 7/1/19 (FSA)                                3,000,000      3,422,160
                                                                   -----------
                                                                     4,861,398
                                                                   -----------
Turnpike/Toll Road Revenue Bonds - 4.47%
  New Jersey State Highway
    Authority Garden State Parkway
    General Revenue
    5.50% 1/1/16 (FGIC)                               1,000,000      1,141,000
  Texas State Turnpike Authority System
    Revenue (First Tier) Series A
    5.00% 8/15/42 (AMBAC)                             2,000,000      1,970,340
                                                                   -----------
                                                                     3,111,340
                                                                   -----------
Water & Sewer Revenue Bonds - 2.15%
  Atlanta, Georgia Water & Wastewater
    Revenue Series A
    5.00% 11/1/39 (MBIA)                              1,500,000      1,499,385
                                                                   -----------
                                                                     1,499,385
                                                                   -----------
Total Municipal Bonds
  (cost $62,846,960)                                                67,255,470
                                                                   -----------
Total Market Value of Securities - 96.73%
  (cost $62,846,960)                                                67,255,470
Receivables and Other Assets
  Net of Liabilities - 3.27%                                         2,273,148
                                                                   -----------
Net Assets Applicable to 6,306,943
  Shares Outstanding - 100.00%                                     $69,528,618
                                                                   ===========

Net Asset Value - Delaware Tax-Free Insured
  Fund Class A
  ($60,364,567 / 5,475,672 Shares)                                      $11.02
                                                                        ------
Net Asset Value - Delaware Tax-Free Insured
  Fund Class B
  ($7,676,546 / 696,340 Shares)                                         $11.02
                                                                        ------
Net Asset Value - Delaware Tax-Free Insured
  Fund Class C
  ($1,487,505 / 134,931 Shares)                                         $11.02
                                                                        ------

Statements                                        Delaware Tax-Free Insured Fund
  of Net Assets (continued)



Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                              $66,098,832
Distributions in excess of net investment income                       (1,520)
Accumulated net realized loss on investments                         (977,204)
Net unrealized appreciation of investments                          4,408,510
                                                                  -----------
Total net assets                                                  $69,528,618
                                                                  ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Insured Fund
Net asset value Class A (A)                                            $11.02
Sales charge (3.75% offering price, or 3.90%
  of amount invested per share) (B)                                      0.43
                                                                       ------
Offering price                                                         $11.45
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free USA Intermediate Fund
  of Net Assets (continued)              August 31, 2002


                                                      Principal      Market
                                                       Amount        Value
Municipal Bonds - 96.65%

Continuing Care/Retirement Revenue Bonds - 1.38%
  Maryland State Health & Higher Educational
    Facilities Authority Revenue
    (Hebrew Home of Greater Washington)
    5.80% 1/1/32                                     $  500,000    $  507,770
                                                                   ----------
                                                                      507,770
                                                                   ----------
Corporate-Backed Revenue Bonds - 12.49%
  Alliance, Texas Airport Authority Special
    Facilities Revenue
    (Federal Express Corp. Project)
    6.375% 4/1/21 (AMT)                               1,000,000     1,033,530
  Cartersville, Georgia Development
    Authority Waste & Wastewater
    Facilities Revenue
    (Anheuser Busch Project)
    5.10% 2/1/12 (AMT)                                  450,000       482,855
  Delta County, Michigan Economic
    Development Corporation
    Environmental Improvement Revenue
    (MeadWestvaco Corp.) Series A
    6.25% 4/15/27                                     1,000,000       991,230
  Ohio State Air Quality Development
    Authority Revenue Environmental
    Improvement (USX Project)
    5.00% 11/1/15                                     1,000,000     1,012,050
  Ohio State Pollution Control Revenue
    (General Motors Corporation Project)
    5.625% 3/1/15                                     1,000,000     1,069,600
                                                                   ----------
                                                                    4,589,265
                                                                   ----------
Escrowed to Maturity Bonds - 1.76%
  Easton, Pennsylvania Area Joint Sewer
    Authority Refunding
    5.60% 4/1/03 (RADIAN)                               200,000       204,972
  Metropolitan Pier & Exposition Authority
    Illinois Hospitality Facilities
    (McCormick Place Convention)
    5.75% 7/1/06                                        410,000       441,209
                                                                   ----------
                                                                      646,181
                                                                   ----------
Higher Education Revenue Bonds - 10.71%
  Forest Grove, Oregon Revenue Campus
    Improvement & Refunding
    (Pacific University)
    6.30% 5/1/25 (RADIAN)                             1,000,000     1,110,180
Illinois Educational Facilities Authority
  Student Housing Revenue
  (Educational Advancement
  Funding -University Center Project)
  6.00% 5/1/22                                          750,000       762,750
Pennsylvania State Higher Educational
  Facilities Authority College & University
  (Geneva College Project)
  6.125% 4/1/22                                       1,000,000     1,008,220

                                                      Principal      Market
                                                       Amount        Value

Municipal Bonds (continued)

Higher Education Revenue Bonds (continued)
  Pennsylvania State Higher Educational
    Facilities Authority College &
    University Revenue (Ursinus College)
    5.90% 1/1/27                                     $1,000,000    $1,054,110
                                                                   ----------
                                                                    3,935,260
                                                                   ----------
Hospital Revenue Bonds - 4.16%
  Carrington, North Dakota Health
    Facilities Revenue
    (Carrington Health Center Project)
    6.25% 11/15/15                                      500,000       511,460
  Denver, Colorado Health &
    Hospital Authority Healthcare
    Revenue Series
    A 6.00% 12/1/31                                   1,000,000     1,018,720
                                                                   ----------
                                                                    1,530,180
                                                                   ----------
Investor Owned Utilities Revenue Bonds - 20.14%
  Allegheny County, Pennsylvania Industrial
    Development Authority Revenue
    (Duquesne Light Pollution Control)
    4.35% 12/1/13 (AMBAC)                               500,000       508,845
  Burlington, Kansas Environmental
    Improvement Revenue
    (K C Power and Light)
    4.75% 9/1/15                                      1,000,000     1,005,970
  Cambria County, Pennsylvania Industrial
    Development Authority Pollution
    Control Revenue Refunding
    (Pennsylvania Electric Company
    Project) Series A
    5.80% 11/1/20 (MBIA)                                500,000       536,030
  Hillsborough County, Florida
    Industrial Development Authority
    Pollution Control Revenue
    (Tampa Electric Company)
    4.00% 9/1/25                                      1,000,000     1,012,910
  Maricopa County, Arizona Pollution
    Control Corporation Pollution
    Control Revenue
    (El Paso Electric Company Project)
    Series A 6.375% 8/1/15                            1,250,000     1,259,325
  Montgomery County, Pennsylvania
    Industrial Development Authority
    Pollution Control Revenue Refunding
    (Philadelphia Electric Company)
    Series A 5.20% 10/1/30                            1,000,000     1,051,610
  Sabine River Authority, Texas Pollution
    Control Revenue Refunding
    (TXU Electric Co. Project)
    Series A 5.50% 5/1/22                             1,000,000     1,024,070
  Saint Charles Parish, Louisiana Pollution
    Control Revenue
    (Entergy Louisiana Inc.) Series A
    4.90% 6/1/30-05 (Mandatory Put)                   1,000,000     1,003,500
                                                                   ----------
                                                                    7,402,260
                                                                   ----------

Statements                               Delaware Tax-Free USA Intermediate Fund
  of Net Assets (continued)


                                                      Principal      Market
                                                       Amount        Value
Municipal Bonds (continued)

Municipal Lease Revenue Bonds - 5.98%
  Albany, New York Industrial Development
    Agency Civic Facility Revenue
    (Charitable Leadership Project)
    Series A 5.75% 7/1/26                            $  500,000    $  498,795
  Essex County, New Jersey Improvement
    Authority Guaranteed Lease
    County Correctional
    4.75% 10/1/27 (MBIA)                                250,000       247,135
  Nelson County, Virginia Industrial
    Development Authority Lease
    Revenue 5.00% 8/15/22 (AMBAC)                     1,425,000     1,451,320
                                                                   ----------
                                                                    2,197,250
                                                                   ----------
Ports & Harbors Revenue Bonds - 7.08%
  Port New Orleans, Louisiana Board
    Commercial Sport Facility Revenue
    5.00% 4/1/27 (FGIC) (AMT)                         1,000,000       990,600
  Toledo, Lucas County, Ohio Port Authority
    Development Revenue
    (Northwest Ohio Bond Fund- Alex
    Products Inc.) Series B
    6.125% 11/15/09
    (LOC Fifth Third Bank) (AMT)                      1,000,000     1,071,360
  Virginia Port Authority Commonwealth
    Port Fund Revenue Resolution
    5.00% 7/1/12 (AMT)                                  500,000       541,360
                                                                   ----------
                                                                    2,603,320
                                                                   ----------
Public Power Revenue Bonds - 3.12%
  Metropolitan Government Nashville &
    Davidson County, Tennessee Electric
    Revenue Refunding Series B
    5.50% 5/15/14                                     1,000,000     1,145,630
                                                                   ----------
                                                                    1,145,630
                                                                   ----------
Recreational Area Revenue Bonds - 1.40%
  Cicero, New York Local Development
    Corporation Revenue
    (Cicero Community Recreation Project)
    Series A 6.75% 5/1/42                               500,000       515,380
                                                                   ----------
                                                                      515,380
                                                                   ----------
School District General Obligation Bonds - 2.95%
  Chicago, Illinois Board of Education
    Chicago School Reform Board
    Series A 5.25% 12/1/20 (FGIC)                     1,000,000     1,082,850
                                                                   ----------
                                                                    1,082,850
                                                                   ----------
Territorial Revenue Bonds - 10.39%
  Puerto Rico Commonwealth Highway &
    Transportation Authority Revenue
    Series B 6.00% 7/1/26                             1,000,000     1,085,420
  Puerto Rico Commonwealth Highway
    & Transportation Authority Revenue
    Series E 5.50% 7/1/19 (FSA)                       1,450,000     1,654,044

                                                      Principal      Market
                                                       Amount        Value
Municipal Bonds (continued)

Territorial Revenue Bonds (continued)
  University of Puerto Rico
    Revenue Series M
    5.50% 6/1/15 (MBIA)                              $1,000,000    $ 1,079,600
                                                                   -----------
                                                                     3,819,064
                                                                   -----------
Turnpike/Toll Road Revenue Bonds - 8.35%
  Arizona State Transportation Board
    Highway Revenue
    6.25% 7/1/16                                      1,850,000      2,192,028
  Dunes, Florida Community Development
    District Revenue
    Refunding-Intracoastal Waterway
    Bridge (ITT Industries Corporation)
    5.50% 10/1/07                                       825,000        876,455
                                                                   -----------
                                                                     3,068,483
                                                                   -----------
Water & Sewer Revenue Bonds - 6.74%
  Marysville, Washington Water &
    Sewer Revenue Refunding
    5.50% 12/1/02 (MBIA)                                200,000        202,068
  Ohio State Water Development Authority
    Revenue Refunding
    (Fresh Water) Series B
    5.50% 12/1/19 (FSA)                               1,000,000      1,129,990
  Virginia State Resource Authority
    Clean Water Revenue
    (State Revolving Funding)
    6.00% 10/1/16                                     1,000,000      1,145,520
                                                                   -----------
                                                                     2,477,578
                                                                   -----------
Total Municipal Bonds
  (cost $33,889,281)                                                35,520,471
                                                                   -----------
Total Market Value of Securities - 96.65%
  (cost $33,889,281)                                                35,520,471
Receivables and Other Assets
  Net of Liabilities - 3.35%                                         1,229,461
                                                                   -----------
Net Assets Applicable to 3,335,348
  Shares Outstanding - 100.00%                                     $36,749,932
                                                                   ===========

Net Asset Value - Delaware Tax-Free USA
  Intermediate Fund Class A
  ($26,074,956 / 2,366,510 Shares)                                      $11.02
                                                                        ------
Net Asset Value - Delaware Tax-Free USA
  Intermediate Fund Class B
  ($3,383,934 / 307,120 Shares)                                         $11.02
                                                                        ------
Net Asset Value - Delaware Tax-Free USA
  Intermediate Fund Class C
  ($7,291,042 / 661,718 Shares)                                         $11.02
                                                                        ------

Statements                               Delaware Tax-Free USA Intermediate Fund
  of Net Assets (continued)





Components of Net Assets at August 31, 2002:
Shares of beneficial interest
  (unlimited authorization-- no par)                               $35,650,315
Accumulated net realized loss on investments                          (531,573)
Net unrealized appreciation of investments                           1,631,190
                                                                   -----------
Total net assets                                                   $36,749,932
                                                                   ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free USA Intermediate Fund
Net asset value Class A (A)                                             $11.02
Sales charge (2.75% of offering price, or 2.81%
  of amount invested per share) (B)                                       0.31
                                                                        ------
Offering price                                                          $11.33
                                                                        ======
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                      Delaware National High-Yield Municipal Bond Fund
  of Net Assets (continued)     August 31, 2002


                                                      Principal       Market
                                                       Amount         Value
Municipal Bonds - 96.96%

Airline Revenue Bonds - 5.05%
  Dallas-Fort Worth, Texas International
    Airport Facilities Improvement
    Corporation Revenue Refunding
    (American Airlines, Inc. Project)
    Series C 6.15% 5/1/29 (AMT)                      $1,850,000    $1,380,119
  Houston, Texas Airport System Special
    Facilities Revenue
    (Continental Airlines, Inc. Project)
    Series E 6.75% 7/1/29 (AMT)                       1,000,000       744,170
  Minneapolis & St. Paul, Minnesota
    Metropolitan Airports Commission
    Special Facilities Revenue
    (Northwest Airlines, Inc. Project)
    Series A 7.00% 4/1/25 (AMT)                       1,000,000       814,630
  New Jersey Economic Development
    Authority Special Facilities Revenue
    (Continental Airlines, Inc. Project)
    6.625% 9/15/12 (AMT)                              1,000,000       858,660
  Tulsa, Oklahoma Municipal Airport
    (American Airlines, Inc. Project)
    Series B 6.00% 6/1/35 (AMT)                       1,000,000       779,090
                                                                   ----------
                                                                    4,576,669
                                                                   ----------
Airport Revenue Bonds - 1.48%
  New York City, New York Industrial
    Development (JFK Airis Project)
    5.50% 7/1/28 (AMT)                                  905,000       847,560
  Onondaga County, New York Industrial
    Development Authority Revenue
    Subordinated (Air Cargo Project)
    7.25% 1/1/32 (AMT)                                  500,000       499,085
                                                                   ----------
                                                                    1,346,645
                                                                   ----------
Continuing Care/Retirement Revenue Bonds - 10.24%
  Bexar County, Texas Health Facilities
    Development Corporation
    (Army Retirement Residence Project)
    6.30% 7/1/32                                      1,000,000     1,006,050
  Gainesville & Hall County, Georgia
    Development Authority Revenue
    (Lanier Village Estates Project)
    Series C 7.25% 11/15/29                           1,000,000     1,007,850
  Illinois Health Facilities Authority Revenue
    (Lutheran Senior Ministries Project)
    7.375% 8/15/31                                    1,000,000     1,019,130
  Indianapolis, Indiana Economic
    Development Authority Revenue
    (National Benevolent Association
    Project) 7.25% 10/1/10                              700,000       714,784
  Marion County, Missouri Nursing Home
    District Revenue 7.00% 8/1/13                     1,050,000     1,063,398

                                                      Principal       Market
                                                       Amount         Value


Municipal Bonds (continued)

Continuing Care/Retirement Revenue Bonds (continued)
  Montgomery County, Pennsylvania
    Higher Education &
    Health Authority Revenue
    (Faulkeways at Gwynedd Project)
    6.75% 11/15/30                                   $1,000,000    $1,052,900
  Philadelphia, Pennsylvania Hospitals &
    Higher Education Facilities Authority
    Revenue (The Philadelphia Protestant
    Home Project) Series A
    6.50% 7/1/27                                      1,100,000     1,014,937
  South Dakota Health & Education
    Facilities Authority Revenue
    (Westhills Village Retirement Project)
    7.25% 9/1/13                                      1,125,000     1,155,060
  Vermont Education & Health Building
    Financing Agency Revenue
    Health Care Facility
    (Copley Manor Project)
    6.15% 4/1/19                                      1,730,000     1,250,288
                                                                   ----------
                                                                    9,284,397
                                                                   ----------
Convention Center/Auditorium/Hotel Revenue Bonds - 1.11%
  Myrtle Beach, South Carolina Jobs
    Economic Development Authority
    Revenue (Myrtle Beach Convention
    Center Project) Series A
    6.625% 4/1/36                                     1,000,000     1,009,950
                                                                   ----------
                                                                    1,009,950
                                                                   ----------
Corporate-Backed Revenue Bonds - 10.47%
  Alliance, Texas Airport Authority Special
    Facilities Revenue
    (Federal Express Corporation Project)
    6.375% 4/1/21 (AMT)                               2,000,000     2,067,059
  Ashland, Kentucky Sewer & Solid Waste
    Revenue (Ashland, Inc. Project)
    7.125% 2/1/22 (AMT)                                 700,000       738,570
  California Pollution Control Financing
    Authority Pollution Control Revenue
    (Laidlaw Environmental, Inc. Project)
    Series A 6.70% 7/1/07 (AMT)                       1,000,000           100
  De Soto Parish, Louisiana Environmental
    Improvement Revenue
    (International Paper Company Project)
    Series A 6.35% 2/1/25 (AMT)                       1,650,000     1,707,734
  Delta County, Michigan Economic
    Development Corporation
    Environmental Improvement
    Revenue (Mead Westvaco Corporation
    Project) Series A 6.25% 4/15/27                   1,000,000       991,230
  Phenix County, Alaska Industrial
    Development Board Environmental
    Improvement Revenue
    (Mead Westvaco Corporation Project)
    Series A 6.35% 5/15/35 (AMT)                      1,000,000       970,430

Statements                      Delaware National High-Yield Municipal Bond Fund
  of Net Assets (continued)



                                                      Principal      Market
                                                       Amount        Value
Municipal Bonds (continued)

Corporate-Backed Revenue Bonds (continued)
  Port Corpus, Texas Christian Authority
    (Celanese Project) Series B
    6.70% 11/1/30 (AMT)                              $2,000,000    $2,031,300
  Virginia Beach, Virginia Development
    Authority Revenue Refunding
    (Ramada on the Beach Project)
    6.625% 12/1/09                                    1,000,000       985,320
                                                                   ----------
                                                                    9,491,743
                                                                   ----------
Dedicated Tax & Fees Revenue Bonds - 2.88%
  Chicago, Illinois Tax Increment
    Subordinate (Central Loop
    Redevelopment Project) Series A
    6.50% 12/1/08                                     1,000,000     1,065,520
  Las Vegas, Nevada Local Improvement
    Special District #808
    (Summerlin Area Project)
    6.75% 6/1/21                                      1,000,000     1,022,809
  Prescott Valley, Arizona Improvement
    District Special Assessment
    7.90% 1/1/12                                        500,000       519,310
                                                                   ----------
                                                                    2,607,639
                                                                   ----------
Escrowed to Maturity Bonds - 0.48%
  Illinois State Development Finance
    Authority (Harrisburg Medical
    Center Project) 7.00% 3/1/06                        400,000       438,384
                                                                   ----------
                                                                      438,384
                                                                   ----------
Higher Education Revenue Bonds - 14.33%
  Illinois Educational Facilities Authority
    Student Housing Revenue
    (Educational Advancement
    Fund-University Center Project)
    6.25% 5/1/30                                      2,000,000     2,058,640
  Maine Finance Authority Education
    Revenue (Waynflete School Project)
    6.40% 8/1/19                                      1,000,000     1,056,200
  Massachusetts State Health &
    Educational Facilities Authority
    Revenue (Nichols College Project)
    Series C 6.125% 10/1/29                           3,000,000     2,575,199
  Minnesota State Higher Education
    Facilities Authority Revenue
    (College of Art & Design Project)
    Series 5-D 6.75% 5/1/26                             500,000       539,930
  New Hampshire Higher Education &
    Health Facilities Authority
    (Brewster Academy Project)
    6.125% 3/1/19                                     2,000,000     1,898,620
    6.75% 6/1/25                                      1,000,000     1,019,380
  New Jersey State Educational Facilities
    Authority Revenue
    (Bloomfield College Project)
    Series A 6.85% 7/1/30                             1,300,000     1,367,665

                                                      Principal      Market
                                                       Amount        Value

Municipal Bonds (continued)

Higher Education Revenue Bonds (continued)
  Savannah, Georgia Economic
    Development Authority Revenue
    (College of Art & Design Project)
    6.50% 10/1/13                                    $1,000,000    $ 1,082,330
  Scranton-Lackawanna, Pennsylvania
    Health & Welfare Authority
    First Mortgage Revenue
    (Lackawanna Junior College Project)
    5.75% 11/1/20                                     1,510,000      1,395,406
                                                                   -----------
                                                                    12,993,370
                                                                   -----------
Hospital Revenue Bonds - 10.86%
  Cuyahoga County, Ohio Health Care
    Facilities Revenue
    (Benjamin Rose Institute Project)
    5.50% 12/1/28                                     1,250,000      1,112,050
  Illinois Health Facilities Authority
    Revenue (Midwest Physician Group
    Limited Project)
    5.50% 11/15/19                                       35,000         29,360
  Leesburg, Florida Hospital Revenue
    (Leesburg Regional Medical
    Center Project)
    5.50% 7/1/32                                      1,000,000        999,190
  Mississippi Development Bank Special
    Obligation (Madison County
    Hospital Project)
    6.40% 7/1/29                                      1,585,000      1,908,229
  Philadelphia, Pennsylvania Hospitals &
    Higher Education Facilities
    Authority Hospital Revenue
    (Jeanes Health System Project)
    6.85% 7/1/22                                      1,000,000      1,016,790
  Richland County, Ohio Hospital Facilities
    Revenue (Medcentral Health
    System Project) Series B
    6.375% 11/15/30                                   1,500,000      1,581,495
  Saint Joseph County, Indiana Industrial
    Economic Development
    (Madison Center Project)
    5.50% 2/15/21                                     1,150,000      1,106,277
  Shelby County, Tennessee Health,
    Educational & Housing Facility
    Board Hospital Revenue
    (Methodist Healthcare Project)
    6.50% 9/1/26                                      1,000,000      1,051,400
  South Dakota Health & Education
    Facilities Authority Revenue
    (Huron Regional Medical
    Center Project)
    7.00% 4/1/10                                      1,000,000      1,042,920
                                                                   -----------
                                                                     9,847,711
                                                                   -----------

Statements                      Delaware National High-Yield Municipal Bond Fund
  of Net Assets (continued)



                                                      Principal      Market
                                                       Amount         Value
Municipal Bonds (continued)

Investor Owned Utilities Revenue Bonds - 12.53%
  Clark County, Nevada Industrial
    Development Revenue
    (Nevada Power Company Project)
    Series A 5.90% 11/1/32 (AMT)                     $1,000,000    $   843,160
  Gulf Coast, Texas Waste Disposal
    Authority Revenue
    (Valero Energy Project)
    6.65% 4/1/32 (AMT)                                2,000,000      2,071,480
  Maricopa County, Arizona Pollution
    Control Corporation Pollution
    Control Revenue (El Paso Electric
    Company Project) Series A
    6.375% 8/1/15                                     1,750,000      1,763,055
  Midland County, Michigan Economic
    Development Subordinate
    Limited Obligation
    (Midland Congeneration Project)
    Series A 6.875% 7/23/09 (AMT)                     1,950,000      1,993,758
  Mississippi Business Finance Corporation
    Pollution Control Revenue
    (System Energy Resources, Inc. Project)
    5.875% 4/1/22                                       250,000        240,023
    5.90% 5/1/22                                      2,400,000      2,310,671
  Petersburg, Indiana Pollution Control
    Revenue (Indianapolis Power &
    Light Company Project)
    6.375% 11/1/29 (AMT)                              1,000,000        908,660
  Schuylkill County, Pennsylvania
    Industrial Development Authority
    Resource Recovery Revenue
    (Schuylkill Energy Resources Project)
    6.50% 1/1/10 (AMT)                                1,195,000      1,233,240
                                                                   -----------
                                                                    11,364,047
                                                                   -----------
Miscellaneous Revenue Bonds - 4.72%
  Director State, Nevada Department of
    Business & Industry
    (Las Vegas Monorail Project) 2nd Tier
    7.375% 1/1/40                                     1,500,000      1,464,450
  Lowry, Colorado Economic
    Redevelopment Authority Revenue
    Series A (Private Placement)
    7.30% 12/1/10                                       820,000        889,684
  Massachusetts State Development
    Finance Agency Revenue
    (Boston Biomedical Research
    Institute Project)
    5.75% 2/1/29                                      1,000,000        938,130
  Washington State Housing Finance
    Commission (State School Directors'
    Association Project)
    (Private Placement)
    8.25% 7/1/12                                        625,000        638,675

                                                      Principal       Market
                                                       Amount         Value




 Municipal Bonds (continued)

 Miscellaneous Revenue Bonds (continued)
   Westminster, Colorado Shaw Heights
     Special Improvement District
     Series A 7.50% 12/1/07                          $  350,000    $  352,653
                                                                   ----------
                                                                    4,283,592
                                                                   ----------
 Municipal Lease Revenue Bonds - 3.61%
   Dauphin County, Pennsylvania
     General Authority
     (Riverfront Office & Parking Project)
     Series A 5.75% 1/1/10                            1,875,000     1,904,044
   Essex County, New Jersey Improvement
     Authority Guaranteed Lease
     County Correctional
     4.75% 10/1/27 (MBIA)                             1,000,000       988,540
   Harrisburg, Pennsylvania
     Parking Authority
     (Commonwealth Lease Offices Project)
     6.50% 5/15/25                                      400,000       385,496
                                                                   ----------
                                                                    3,278,080
                                                                   ----------
 Political Subdivision General Obligation Bonds - 3.27%
   Illinois State Development Finance
     Authority East St. Louis Debt
     Restructure Revenue
     7.375% 11/15/11                                  1,100,000     1,231,846
   Niles, Illinois Park District Unlimited Tax
     Series A 6.65% 12/1/14                             860,000       900,558
   Romeoville, Illinois Unlimited Tax
     Series A 7.80% 1/1/11                              820,000       835,990
                                                                   ----------
                                                                    2,968,394
                                                                   ----------
 Ports & Harbors Revenue Bonds - 1.09%
   Port New Orleans, Louisiana Board
     Commercial Sport Facility Revenue
     5.00% 4/1/32 (FGIC) (AMT)                        1,000,000       985,070
                                                                   ----------
                                                                      985,070
                                                                   ----------
*Pre-Refunded Bonds - 8.61%
   Bedford Park, Illinois Tax
     Increment Revenue
     8.00% 12/1/10-04                                 1,200,000     1,365,768
   Chelsea, Oklahoma Gas Authority
     Revenue Gas Systems
     7.25% 7/1/13-04                                    600,000       671,856
     7.30% 7/1/19-04                                    700,000       784,434
   Illinois Health Facilities
     Authority Revenue
     (Midwest Physician Group
     Project) 8.10% 11/15/14-04                         880,000     1,003,174
   Illinois State Development
     Finance Authority
     (Harrisburg Medical Center Project)
     7.20% 3/1/07-06                                    400,000       439,564
     7.20% 3/1/08-06                                    400,000       439,564

Statements                      Delaware National High-Yield Municipal Bond Fund
  of Net Assets (continued)



                                                      Principal      Market
                                                       Amount        Value

 Municipal Bonds (continued)

*Pre-Refunded Bonds (continued)
   Pennsylvania Higher Education Facilities
     Authority (Drexel University Project)
     6.75% 5/1/12-03                                 $1,300,000    $ 1,372,319
   Pocatello, Idaho Development Authority
     Revenue Allocation Tax Increment
     Series B 7.25% 12/1/08-04                           35,000         37,767
   Volusia County, Florida Industrial
     Development Authority Mortgage
     Revenue (Bishops Glen Retirement
     Health Facilities Project)
     7.50% 11/1/16-06                                   805,000        939,129
   West Chicago, Illinois Tax Increment
     7.375% 12/1/12-02                                  720,000        752,393
                                                                   -----------
                                                                     7,805,968
                                                                   -----------
 Recreational Area Revenue Bonds - 2.71%
   Cicero, New York Local Development
     Corporation Revenue
     (Cicero Community Recreation Project)
     Series A 6.75% 5/1/42                            1,000,000      1,030,760
   Colorado Postsecondary Educational
     Facilities Authority
     (Colorado's Ocean Journey, Inc. Project)
     8.00% 12/1/06                                      800,000        391,000
   Santa Fe, New Mexico Municipal
     Recreation Complex Net Revenue
     5.625% 12/1/23                                   1,065,000      1,034,701
                                                                   -----------
                                                                     2,456,461
                                                                   -----------
 Tax Increment/Special Assessment Bonds - 0.42%
   Orlando, Florida Special Assessment
     (Conroy Road Interchange Project)
     Series B 5.25% 5/1/05                              380,000        381,235
                                                                   -----------
                                                                       381,235
                                                                   -----------
 Territorial Revenue Bonds - 0.23%
   Puerto Rico Industrial Tourist Educational
     Medical & Environmental Control Facilities
     (Mennonite General Hospital Project)
     Series A 5.625% 7/1/27                             250,000        209,248
                                                                   -----------
                                                                       209,248
                                                                   -----------
 Water & Sewer Revenue Bonds - 2.87%
   Franklin County, Missouri Public Water
     Supply District #3
     (Waterworks & Sewer System Project)
     Series B 7.375% 12/1/18                          1,255,000      1,305,551
   Upper Bear Creek, Alabama Water,
     Sewer & Fire Protection District
     Water Revenue
     6.25% 8/1/15                                     1,250,000      1,292,800
                                                                   -----------
                                                                     2,598,351
                                                                   -----------

 Total Municipal Bonds
   (cost $88,721,688)                                               87,926,954
                                                                   -----------

Total Market Value of Securities - 96.96%
   (cost $88,721,688)                                              $87,926,954
Receivables and Other Assets
   Net of Liabilities - 3.04%                                        2,758,067
                                                                   -----------
Net Assets Applicable to 9,102,886
   Shares Outstanding - 100.00%                                    $90,685,021
                                                                   ===========
   Net Asset Value - Delaware National High-
     Yield Municipal Bond Fund Class A
     ($64,259,181 / 6,455,802 Shares)                                    $9.95
                                                                         -----
   Net Asset Value - Delaware National High-
     Yield Municipal Bond Fund Class B
     ($20,020,560 / 2,005,733 Shares)                                    $9.98
                                                                         -----
   Net Asset Value - Delaware National High-
     Yield Municipal Bond Fund Class C
     ($6,405,280 / 641,351 Shares)                                       $9.99
                                                                         -----

Components of Net Assets at August 31, 2002:
Shares of beneficial interest
   (unlimited authorization - no par)                              $95,862,715
Distributions in excess of net investment income                        (4,104)
Accumulated net realized loss on investments                        (4,378,856)
Net unrealized depreciation of investments                            (794,734)
                                                                   -----------
Total net assets                                                   $90,685,021
                                                                   ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. **Non-income producing security. Security is currently in default.

Summary of Abbreviations:
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
    Delaware National High-Yield Municipal Bond Fund
Net asset value Class A (A)                                             $ 9.95
Sales charge (3.75% of offering price, or 3.92%
  of amount invested per share) (B)                                       0.39
                                                                        ------
Offering price                                                          $10.34
                                                                        ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares. (B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                                             Delaware National Tax-Free Funds
  of Assets and Liabilities                                            August 31, 2002




                                               Delaware Tax-Free  Delaware Tax-Free   Delaware Tax-Free
                                                      USA              Insured        USA Intermediate
                                                     Fund               Fund                Fund
                                                 ------------        -----------         -----------
Assets:
  Investments at market                          $521,596,224        $67,255,470         $35,520,471
  Cash                                             16,149,584          1,465,283             817,303
  Receivables for securities sold                   8,617,606          3,892,543           1,210,230
  Interest receivable                               7,002,349            912,015             468,575
  Subscriptions receivable                             50,572                 --             442,344
                                                 ------------        -----------         -----------
  Total assets                                    553,416,335         73,525,311          38,458,923
                                                 ------------        -----------         -----------

Liabilities:
  Payable for securities purchased                 13,163,854          3,856,838           1,457,049
  Distributions payable                               616,098             72,071              34,938
  Liquidations payable                                291,535             23,513             188,988
  Other accounts payable and accrued expenses         186,222             44,271              28,016
                                                 ------------        -----------         -----------
Total liabilities                                  14,257,709          3,996,693           1,708,991
                                                 ------------        -----------         -----------

Total Net Assets                                 $539,158,626        $69,528,618         $36,749,932
                                                 ============        ===========         ===========
Investments at cost                              $494,728,044        $62,846,960         $33,889,281
                                                 ============        ===========         ===========


See accompanying notes

Statements                                                                                          Delaware National Tax-Free Funds
  of Operations                                                                                     Year Ended August 31, 2002




                                                                     Delaware      Delaware        Delaware           Delaware
                                                                     Tax-Free      Tax-Free      Tax-Free USA    National High-Yield
                                                                     USA Fund    Insured Fund  Intermediate Fund Municipal Bond Fund
Investment Income:
Interest                                                           $ 31,930,812    $3,779,621       $1,589,142       $6,134,129
                                                                   ------------    ----------       ----------       ----------

Expenses:
 Management fees                                                      2,934,179       348,000          156,880          527,861
 Distribution expenses -- Class A                                     1,070,366       132,631           34,214          173,716
 Distribution expenses -- Class B                                       383,472        78,380           29,025          198,590
 Distribution expenses -- Class C                                        59,241        14,963           54,534           67,016
 Dividend disbursing and transfer agent fees and expenses               444,747        47,064           43,049           68,834
 Accounting and administration expenses                                 232,217        30,054           13,491           41,528
 Reports and statements to shareholders                                 199,279        13,689            3,860           33,118
 Registration fees                                                       66,334        19,016           18,896           34,885
 Professional fees                                                       50,469         5,163            2,835           25,911
 Custodian fees                                                          34,313         2,308            1,440            3,489
 Trustees' fees                                                          21,099         4,800            3,035            3,990
 Other                                                                  135,081        19,766            6,696           23,148
                                                                   ------------    ----------       ----------       ----------
                                                                      5,630,797       715,834          367,955        1,202,086
 Less expenses absorbed or waived                                      (603,825)           --          (45,148)         (80,083)
 Less expenses paid indirectly                                          (26,948)       (3,678)          (1,856)          (3,819)
                                                                   ------------    ----------       ----------       ----------
 Total expenses                                                       5,000,024       712,156          320,951        1,118,184
                                                                   ------------    ----------       ----------       ----------
Net Investment Income                                                26,930,788     3,067,465        1,268,191        5,015,945
                                                                   ------------    ----------       ----------       ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                            10,785,281     1,088,612          105,927         (388,338)
  Net change in unrealized appreciation/depreciation of investments (12,813,884)     (686,560)         476,320       (2,487,030)
                                                                   ------------    ----------       ----------       ----------
Net Realized and Unrealized Gain (Loss) on Investments               (2,028,603)      402,052          582,247       (2,875,368)
                                                                   ------------    ----------       ----------       ----------

Net Increase in Net Assets Resulting from Operations               $ 24,902,185    $3,469,517       $1,850,438       $2,140,577
                                                                   ============    ==========       ==========       ==========

See accompanying notes

                                                                 30



Statements                                                                                         Delaware National Tax-Free Funds
  of Changes in Net Assets




                                                                             Delaware Tax-Free            Delaware Tax-Free
                                                                                  USA Fund                   Insured Fund
                                                                             -----------------            -----------------

                                                                                 Year Ended                    Year Ended
                                                                          8/31/02          8/31/01        8/31/02      8/31/01
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                  $ 26,930,788    $ 23,173,273    $ 3,067,465    $ 3,090,937
 Net realized gain on investments                                         10,785,281       4,037,363      1,088,612      1,494,054
 Net change in unrealized appreciation/depreciation of investments       (12,813,884)     15,517,834       (686,560)     2,083,452
                                                                        ------------    ------------    -----------    -----------
 Net increase in net assets resulting from operations                     24,902,185      42,728,470      3,469,517      6,668,443
                                                                        ------------    ------------    -----------    -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                (25,066,192)    (21,947,860)    (2,719,161)    (2,810,922)
  Class B                                                                 (1,653,588)     (1,144,841)      (292,488)      (227,719)
  Class C                                                                   (255,350)        (80,572)       (55,816)       (52,296)
                                                                        ------------    ------------    -----------    -----------
                                                                         (26,975,130)    (23,173,273)    (3,067,465)    (3,090,937)
                                                                        ------------    ------------    -----------    -----------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                 22,761,228      36,321,838      3,558,679      6,263,988
  Class B                                                                  3,162,181       2,120,525      1,515,335      2,981,374
  Class C                                                                    996,252         577,974        217,917        933,434

 Net assets from merger1:
  Class A                                                                 19,974,956      82,534,293             --             --
  Class B                                                                  1,060,827      14,865,728             --             --
  Class C                                                                    348,890       4,799,158             --             --

Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Class A                                                                 13,483,213      11,525,290      1,539,402      1,513,766
  Class B                                                                    860,313         588,527        170,589        140,782
  Class C                                                                    199,476          54,048         29,413         28,911
                                                                        ------------    ------------    -----------    -----------
                                                                          62,847,336     153,387,381      7,031,335     11,862,255
                                                                        ------------    ------------    -----------    -----------
Cost of shares repurchased:
  Class A                                                                (54,216,358)    (74,234,095)    (7,468,327)   (10,279,432)
  Class B                                                                 (6,773,913)     (5,457,507)    (1,573,281)      (926,387)
  Class C                                                                 (1,996,463)       (925,980)      (355,200)      (266,989)
                                                                        ------------    ------------    -----------    -----------
                                                                         (62,986,734)    (80,617,582)    (9,396,808)   (11,472,808)
                                                                        ------------    ------------    -----------    -----------
Increase (decrease) in net assets
  derived from capital share transactions                                   (139,398)     72,769,799     (2,365,473)       389,447
                                                                        ------------    ------------    -----------    -----------
Net Increase (Decrease) in Net Assets                                     (2,212,343)     92,324,996     (1,963,421)     3,966,953

Net Assets:
 Beginning of year                                                       541,370,969     449,045,973     71,492,039     67,525,086
                                                                        ------------    ------------    -----------    -----------
 End of year                                                            $539,158,626    $541,370,969    $69,528,618    $71,492,039
                                                                        ============    ============    ===========    ===========


See accompanying notes
(1) See footnote 6

Statements                                                                                          Delaware National Tax-Free Funds
  of Changes in Net Assets (continued)




                                                                             Delaware Tax-Free               Delaware National
                                                                             USA Intermediate              High-Yield Municipal
                                                                                   Fund                          Bond Fund
                                                                              --------------                   --------------

                                                                                 Year Ended                     Year Ended
                                                                           8/31/02        8/31/01        8/31/02          8/31/01
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                  $  1,268,191    $ 1,082,769     $ 5,015,945    $  5,482,041
 Net realized gain (loss) on investments                                     105,927        574,124        (388,338)       (289,705)
 Net change in unrealized appreciation/depreciation of investments           476,320        639,627      (2,487,030)      3,195,180
                                                                        ------------    -----------     -----------    ------------
 Net increase in net assets resulting from operations                      1,850,438      2,296,520       2,140,577       8,387,516
                                                                        ------------    -----------     -----------    ------------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                   (980,249)      (908,147)     (3,775,121)     (4,243,982)
  Class B                                                                   (100,071)       (75,975)       (925,482)       (899,675)
  Class C                                                                   (187,871)       (98,647)       (312,626)       (374,595)
                                                                        ------------    -----------     -----------    ------------
                                                                          (1,268,191)    (1,082,769)     (5,013,229)     (5,518,252)
                                                                        ------------    -----------     -----------    ------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                 12,248,688      3,626,988       4,070,299       9,636,328
  Class B                                                                  1,961,013      1,014,944       2,162,129       4,535,142
  Class C                                                                  4,652,985      1,443,867       1,327,090       1,980,159

 Net asset value of shares issued upon
  reinvestment of dividends and distributions:
  Class A                                                                    639,081        558,211       1,939,219       2,231,534
  Class B                                                                     55,629         52,568         441,369         472,340
  Class C                                                                     93,876         66,465         196,408         199,235
                                                                        ------------    -----------     -----------    ------------
                                                                          19,651,272      6,763,043      10,136,514      19,054,738
                                                                        ------------    -----------     -----------    ------------
 Cost of shares repurchased:
  Class A                                                                 (6,695,821)    (6,318,862)    (15,659,205)    (16,174,316)
  Class B                                                                 (1,042,597)      (561,918)     (2,302,729)     (3,650,761)
  Class C                                                                 (1,184,753)      (494,599)     (2,098,684)     (3,967,979)
                                                                        ------------    -----------     -----------    ------------
                                                                          (8,923,171)    (7,375,379)    (20,060,618)    (23,793,056)
                                                                        ------------    -----------     -----------    ------------
Increase (decrease) in net assets
  derived from capital share transactions                                 10,728,101       (612,336)     (9,924,104)     (4,738,318)
                                                                        ------------    -----------     -----------    ------------
Net Increase (Decrease) in Net Assets                                     11,310,348        601,415     (12,796,756)     (1,869,054)

Net Assets:
 Beginning of year                                                        25,439,584     24,838,169     103,481,777     105,350,831
                                                                        ------------    -----------     -----------    ------------
 End of year                                                            $ 36,749,932    $25,439,584     $90,685,021    $103,481,777
                                                                        ============    ===========     ===========    ============


See accompanying notes

Financial
   Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free USA Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            8/31/02(2)    8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $11.320     $10.830      $10.890     $11.830      $11.710

Income (loss) from investment operations:
Net investment income                                           0.566       0.582        0.587       0.593        0.597
Net realized and unrealized gain (loss) on investments         (0.040)      0.490       (0.060)     (0.916)       0.310
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.526       1.072        0.527      (0.323)       0.907
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.566)     (0.582)      (0.587)     (0.593)      (0.597)
Net realized gain on investments                                   --          --           --      (0.024)      (0.190)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.566)     (0.582)      (0.587)     (0.617)      (0.787)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.280     $11.320      $10.830     $10.890      $11.830
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.85%      10.19%        5.11%      (2.90%)       8.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $495,731    $495,597     $421,136    $485,240     $586,848
Ratio of expenses to average net assets                         0.87%       0.88%        0.97%       1.00%        0.97%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       0.98%       0.89%        0.97%       1.00%        0.97%
Ratio of net investment income to average net assets            5.08%       5.29%        5.54%       5.13%        5.08%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       4.97%       5.28%        5.54%       5.13%        5.08%
Portfolio turnover                                                99%        103%          76%         59%          81%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

2 As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free USA Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                            8/31/02(2)    8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $11.320     $10.830      $10.890     $11.830      $11.710

Income (loss) from investment operations:
Net investment income                                           0.479       0.494        0.502       0.500        0.503
Net realized and unrealized gain (loss) on investments         (0.040)      0.490       (0.060)     (0.916)       0.310
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.439       0.984        0.442      (0.416)       0.813
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.479)     (0.494)      (0.502)     (0.500)      (0.503)
Net realized gain on investments                                   --          --           --      (0.024)      (0.190)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.479)     (0.494)      (0.502)     (0.524)      (0.693)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.280     $11.320      $10.830     $10.890      $11.830
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.04%       9.32%        4.27%      (3.67%)       7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $37,448     $39,317      $26,059     $34,249      $36,919
Ratio of expenses to average net assets                         1.65%       1.68%        1.77%       1.80%        1.77%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.76%       1.69%        1.77%       1.80%        1.77%
Ratio of net investment income to average net assets            4.30%       4.49%        4.74%       4.33%        4.28%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       4.19%       4.48%        4.74%       4.33%        4.28%
Portfolio turnover                                                99%        103%          76%         59%          81%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

2 As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Tax-Free USA Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                            8/31/02(2)    8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $11.320     $10.830      $10.890     $11.830      $11.710

Income (loss) from investment operations:
Net investment income                                           0.479       0.494        0.502       0.500        0.504
Net realized and unrealized gain (loss) on investments         (0.040)      0.490       (0.060)     (0.916)       0.310
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.439       0.984        0.442      (0.416)       0.814
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.479)     (0.494)      (0.502)     (0.500)      (0.504)
Net realized gain on investments                                   --          --           --      (0.024)      (0.190)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.479)     (0.494)      (0.502)     (0.524)      (0.694)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.280     $11.320      $10.830     $10.890      $11.830
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.04%       9.32%        4.27%      (3.67%)       7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $5,979      $6,457       $1,851      $3,415       $2,343
Ratio of expenses to average net assets                         1.65%       1.68%        1.77%       1.80%        1.77%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.76%       1.69%        1.77%       1.80%        1.77%
Ratio of net investment income to average net assets            4.30%       4.49%        4.74%       4.33%        4.28%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       4.19%       4.48%        4.74%       4.33%        4.28%
Portfolio turnover                                                99%        103%          76%         59%          81%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

2 As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Insured Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              8/31/02     8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $10.950     $10.390      $10.360     $11.150      $11.050

Income (loss) from investment operations:
Net investment income                                           0.487       0.483        0.513       0.510        0.517
Net realized and unrealized gain (loss) on investments          0.070       0.560        0.030      (0.667)       0.295
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.557       1.043        0.543      (0.157)       0.812
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.487)     (0.483)      (0.513)     (0.510)      (0.517)
Net realized gain on investments                                   --          --           --      (0.123)      (0.195)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.487)     (0.483)      (0.513)     (0.633)      (0.712)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.020     $10.950      $10.390     $10.360      $11.150
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 5.27%      10.30%        5.50%      (1.48%)       7.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $60,365     $62,397      $61,722     $68,422      $74,246
Ratio of expenses to average net assets                         0.92%       1.02%        0.95%       0.97%        1.10%
Ratio of net investment income to average net assets            4.51%       4.58%        5.07%       4.74%        4.65%
Portfolio turnover                                               136%        113%         117%         48%          63%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Insured Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              8/31/02     8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $10.950     $10.390      $10.360     $11.150      $11.050

Income (loss) from investment operations:
Net investment income                                           0.403       0.399        0.432       0.430        0.427
Net realized and unrealized gain (loss) from investments        0.070       0.560        0.030      (0.667)       0.295
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.473       0.959        0.462      (0.237)       0.722
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.403)     (0.399)      (0.432)     (0.430)      (0.427)
Net realized gain on investments                                   --          --           --      (0.123)      (0.195)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.403)     (0.399)      (0.432)     (0.553)      (0.622)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.020     $10.950      $10.390     $10.360      $11.150
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.46%       9.43%        4.66%      (2.27%)       6.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,677      $7,506       $4,990      $5,022       $4,268
Ratio of expenses to average net assets                         1.70%       1.82%        1.75%       1.77%        1.90%
Ratio of net investment income to average net assets            3.73%       3.78%        4.27%       3.94%        3.85%
Portfolio turnover                                               136%        113%         117%         48%          63%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                      Delaware Tax-Free Insured Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              8/31/02     8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $10.950     $10.390      $10.360     $11.150      $11.050

Income (loss) from investment operations:
Net investment income                                           0.403       0.399        0.432       0.430        0.425
Net realized and unrealized gain (loss) from investments        0.070       0.560        0.030      (0.667)       0.295
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.473       0.959        0.462      (0.237)       0.720
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.403)     (0.399)      (0.432)     (0.430)      (0.425)
Net realized gain on investments                                   --          --           --      (0.123)      (0.195)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.403)     (0.399)      (0.432)     (0.553)      (0.620)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.020     $10.950      $10.390     $10.360      $11.150
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.46%       9.42%        4.66%      (2.27%)       6.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,488      $1,588         $813      $1,502         $321
Ratio of expenses to average net assets                         1.70%       1.82%        1.75%       1.77%        1.90%
Ratio of net investment income to average net assets            3.73%       3.78%        4.27%       3.94%        3.85%
Portfolio turnover                                               136%        113%         117%         48%          63%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Tax-Free USA Intermediate Fund Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              8/31/02     8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $10.890     $10.360      $10.270     $10.710      $10.460

Income (loss) from investment operations:
Net investment income                                           0.462       0.480        0.474       0.478        0.501
Net realized and unrealized gain (loss) on investments          0.130       0.530        0.090      (0.440)       0.250
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.592       1.010        0.564       0.038        0.751
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.462)     (0.480)      (0.474)     (0.478)      (0.501)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.462)     (0.480)      (0.474)     (0.478)      (0.501)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.020     $10.890      $10.360     $10.270      $10.710
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 5.63%      10.01%        5.69%       0.29%        7.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $26,075     $19,471      $20,646     $25,186      $22,562
Ratio of expenses to average net assets                         0.80%       0.80%        0.80%       0.79%        0.67%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       0.94%       1.06%        0.95%       0.96%        1.33%
Ratio of net investment income to average net assets            4.28%       4.55%        4.65%       4.47%        4.73%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       4.14%       4.29%        4.50%       4.25%        4.07%
Portfolio turnover                                               195%        231%         199%        109%         104%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Tax-Free USA Intermediate Fund Class B
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              8/31/02     8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $10.890     $10.360      $10.270     $10.710      $10.460

Income (loss) from investment operations:
Net investment income                                           0.371       0.391        0.388       0.387        0.411
Net realized and unrealized gain (loss) on investments          0.130       0.530        0.090      (0.440)       0.250
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.501       0.921        0.478      (0.053)       0.661
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.371)     (0.391)      (0.388)     (0.387)      (0.411)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.371)     (0.391)      (0.388)     (0.387)      (0.411)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.020     $10.890      $10.360     $10.270      $10.710
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.74%       9.08%        4.80%      (0.56%)       6.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,384      $2,366       $1,751      $2,195       $1,933
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.64%        1.52%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.79%       1.91%        1.80%       1.81%        2.18%
Ratio of net investment income to average net assets            3.43%       3.70%        3.80%       3.62%        3.88%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       3.29%       3.44%        3.65%       3.40%        3.22%
Portfolio turnover                                               195%        231%         199%        109%         104%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                  Delaware Tax-Free USA Intermediate Fund Class C
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              8/31/02     8/31/01      8/31/00     8/31/99      8/31/98
Net asset value, beginning of period                          $10.890     $10.360      $10.270     $10.710      $10.460

Income (loss) from investment operations:
Net investment income                                           0.371       0.391        0.388       0.387        0.411
Net realized and unrealized gain (loss) on investments          0.130       0.530        0.090      (0.440)       0.250
                                                            ---------   ---------    ---------   ---------    ---------
Total from investment operations                                0.501       0.921        0.478      (0.053)       0.661
                                                            ---------   ---------    ---------   ---------    ---------

Less dividends and distributions from:
Net investment income                                          (0.371)     (0.391)      (0.388)     (0.387)      (0.411)
                                                            ---------   ---------    ---------   ---------    ---------
Total dividends and distributions                              (0.371)     (0.391)      (0.388)     (0.387)      (0.411)
                                                            ---------   ---------    ---------   ---------    ---------

Net asset value, end of period                                $11.020     $10.890      $10.360     $10.270      $10.710
                                                            =========   =========    =========   =========    =========

Total return(1)                                                 4.74%       9.08%        4.80%      (0.56%)       6.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,291      $3,602       $2,441      $3,310       $1,996
Ratio of expenses to average net assets                         1.65%       1.65%        1.65%       1.64%        1.52%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly       1.79%       1.91%        1.80%       1.81%        2.18%
Ratio of net investment income to average net assets            3.43%       3.70%        3.80%       3.62%        3.88%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly       3.29%       3.44%        3.65%       3.40%        3.22%
Portfolio turnover                                               195%        231%         199%        109%         104%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware National High-Yield Municipal Bond Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Year                        Eight Months   Year
                                                                               Ended                          Ended       Ended
                                                          8/31/02(4)    8/31/01      8/31/00     8/31/99      8/31/98    12/31/97(3)
Net asset value, beginning of period                        $10.240      $9.950      $10.340     $10.800      $10.720     $10.400

Income (loss) from investment operations:
Net investment income                                         0.542       0.556        0.564       0.557        0.398       0.648
Net realized and unrealized gain (loss) on investments       (0.290)      0.293       (0.393)     (0.435)       0.115       0.390
                                                          ---------   ---------    ---------   ---------    ---------   ---------
Total from investment operations                              0.252       0.849        0.171       0.122        0.513       1.038
                                                          ---------   ---------    ---------   ---------    ---------   ---------

Less dividends and distributions from:
Net investment income                                        (0.542)     (0.559)      (0.561)     (0.557)      (0.398)     (0.647)
Net realized gain on investments                                 --          --           --      (0.025)      (0.035)     (0.071)
                                                          ---------   ---------    ---------   ---------    ---------   ---------
Total dividends and distributions                            (0.542)     (0.559)      (0.561)     (0.582)      (0.433)     (0.718)
                                                          ---------   ---------    ---------   ---------    ---------   ---------

Net asset value, end of period                              $ 9.950     $10.240      $ 9.950     $10.340      $10.800     $10.720
                                                          =========   =========    =========   =========    =========   =========

Total return(1)                                               2.59%       8.81%        1.85%       1.08%        4.87%      10.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $64,259     $76,018      $78,207     $86,013      $69,606     $55,458
Ratio of expenses to average net assets                       0.96%       0.97%        1.00%       1.00%        0.92%(2)    0.84%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly     1.04%       0.97%        1.21%       1.22%        1.12%(2)    1.12%
Ratio of net investment income to average net assets          5.42%       5.55%        5.71%       5.18%        5.52%(2)    6.15%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly     5.34%       5.55%        5.50%       4.96%        5.32%(2)    5.87%
Portfolio turnover                                              53%         49%          61%         33%          43%         45%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

2  Annualized.

3 Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

4 As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Delaware National High-Yield Municipal Bond Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Year                        Eight Months    Year
                                                                               Ended                           Ended       Ended
                                                          8/31/02(4)    8/31/01      8/31/00     8/31/99      8/31/98   12/31/97(3)
Net asset value, beginning of period                        $10.260     $ 9.980      $10.360     $10.820      $10.730     $10.400

Income (loss) from investment operations:
Net investment income                                         0.467       0.480        0.491       0.476        0.348       0.534
Net realized and unrealized gain (loss) on investments       (0.281)      0.284       (0.384)     (0.435)       0.122       0.433
                                                          ---------   ---------    ---------   ---------    ---------   ---------
Total from investment operations                              0.186       0.764        0.107       0.041        0.470       0.967
                                                          ---------   ---------    ---------   ---------    ---------   ---------

Less dividends and distributions from:
Net investment income                                        (0.466)     (0.484)      (0.487)     (0.476)      (0.345)     (0.566)
Net realized gain on investments                                 --          --           --      (0.025)      (0.035)     (0.071)
                                                          ---------   ---------    ---------   ---------    ---------   ---------
Total dividends and distributions                            (0.466)     (0.484)      (0.487)     (0.501)      (0.380)     (0.637)
                                                          ---------   ---------    ---------   ---------    ---------   ---------

Net asset value, end of period                               $9.980     $10.260      $ 9.980     $10.360      $10.820     $10.730
                                                          =========   =========    =========   =========    =========   =========

Total return(1)                                               1.91%       7.88%        1.10%       0.42%        4.44%       9.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $20,021     $20,277      $18,374     $21,423      $10,620      $3,573
Ratio of expenses to average net assets                       1.71%       1.72%        1.75%       1.75%        1.67%(2)    1.56%
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly     1.79%       1.72%        1.96%       1.97%        1.87%(2)    1.84%
Ratio of net investment income to average net assets          4.67%       4.80%        4.96%       4.43%        4.77%(2)    5.43%
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly     4.59%       4.80%        4.75%       4.21%        4.57%(2)    5.15%
Portfolio turnover                                              53%         49%          61%         33%          43%         45%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

2  Annualized.

3 Effective May 1, 1997, the Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

4 As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Delaware National High-Yield Municipal Bond Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Eight      Period
                                                                               Year                           Months      from
                                                                               Ended                          Ended     5/26/97(3)
                                                          8/31/02(4)    8/31/01      8/31/00     8/31/99      8/31/98  to 12/31/97
Net asset value, beginning of period                        $10.270     $ 9.990      $10.370     $10.830      $10.740     $10.440

Income (loss) from investment operations:
Net investment income                                         0.467       0.480        0.492       0.476        0.348       0.315
Net realized and unrealized gain (loss) on investments       (0.281)      0.284       (0.386)     (0.435)       0.122       0.391
                                                          ---------   ---------    ---------   ---------    ---------   ---------
Total from investment operations                              0.186       0.764        0.106       0.041        0.470       0.706
                                                          ---------   ---------    ---------   ---------    ---------   ---------

Less dividends and distributions from:
Net investment income                                        (0.466)     (0.484)      (0.486)     (0.476)      (0.345)     (0.335)
Net realized gain on investments                                 --          --           --      (0.025)      (0.035)     (0.071)
                                                          ---------   ---------    ---------   ---------    ---------   ---------
Total dividends and distributions                            (0.466)     (0.484)      (0.486)     (0.501)      (0.380)     (0.406)
                                                          ---------   ---------    ---------   ---------    ---------   ---------

Net asset value, end of period                              $ 9.990     $10.270       $9.990     $10.370      $10.830     $10.740
                                                          =========   =========    =========   =========    =========   =========

Total return(1)                                               1.92%       7.98%        1.08%       0.32%        4.44%       6.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $6,405      $7,187       $8,770     $10,267       $4,690      $1,220
Ratio of expenses to average net assets                       1.71%       1.72%        1.75%       1.75%        1.67%(2)    1.62%(2)
Ratio of expenses to average net assets
 prior to expense limitation and expenses paid indirectly     1.79%       1.72%        1.96%       1.97%        1.87%(2)    1.90%(2)
Ratio of net investment income to average net assets          4.67%       4.80%        4.96%       4.43%        4.77%(2)    5.37%(2)
Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly     4.59%       4.80%        4.75%       4.21%        4.57%(2)    5.09%(2)
Portfolio turnover                                              53%         49%          61%         33%          43%         45%

1 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

2  Annualized.

3  Commencement of operations.

4 As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                     Delaware National Tax-Free Funds
  to Financial Statements                 August 31, 2002

Delaware Group Tax-Free Fund (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series:
Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund (each "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.75% for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware National High-Yield Municipal Bond Fund, and up to 2.75% for Delaware Tax-Free USA Intermediate Fund. Class B shares of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware National High-Yield Municipal Bond Fund, are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares of Delaware Tax-Free USA Intermediate Fund will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income tax as is available from municipal obligations as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1.Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective September 1, 2001, Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all premiums and discounts on debt securities. Prior to September 1, 2001, Delaware Tax-Free USA Fund, with respect to bonds received from fund mergers, and Delaware National High-Yield Municipal Bond Fund recognized market discount at disposition, which conformed to their policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in the following changes listed below, based on securities held by the Funds on September 1, 2001.

                                         Delaware Tax-Free                            Delaware National
                                                USA                                  High-Yield Municipal
                                               Fund                                        Bond Fund
                                         -----------------                           --------------------
Cost of securities                            $47,853                                       $8,417
Net unrealized appreciation
   (depreciation)                             (47,853)                                      (8,417)

The effect of this change for the year ended August 31, 2002 was as follows:

                                         Delaware Tax-Free                            Delaware National
                                                USA                                  High-Yield Municipal
                                               Fund                                        Bond Fund
                                         -----------------                           --------------------
Net investment income                        $(34,850)                                      $2,716
Net unrealized appreciation
   (depreciation)                              34,850                                       (2,716)

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Notes                                           Delaware National Tax-Free Funds
   to Financial Statements (continued)

1. Significant Accounting Policies (continued)
Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Delaware Tax-Free Insured Fund and Delaware Tax-Free USA Intermediate Fund have historically amortized all premiums and discounts on fixed income securities, which conformed to their policy for federal income tax purposes. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amounts of these expenses for the year ended August 31, 2002 were as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA               Insured          USA Intermediate     High-Yield Municipal
                                           Fund                Fund                  Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
Commission reimbursements                $12,876              $1,670                $ 751                 $2,303
Earnings credits                          14,072               2,008                1,105                  1,516

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
                                           Fund                 Fund                 Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
On the first $500 million                 0.550%               0.500%               0.500%                0.550%
On the next $500 million                  0.500%               0.475%               0.475%                0.500%
On the next $1.5 billion                  0.450%               0.450%               0.450%                0.450%
In excess of $2.5 billion                 0.425%               0.425%               0.425%                0.425%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 as shown below.

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
                                           Fund                 Fund                 Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
The operating expense
   limitation as a percentage
   of average daily net assets
   (per annum)                             0.65%                0.75%                0.65%                 0.75%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Funds pay Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares for the Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund, 0.25% of the average daily net assets of the Class A shares for the Delaware National High-Yield Municipal Bond Fund, and 1.00% of the average daily net assets of the Class B and C shares for all Funds. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares average daily net assets for the Delaware Tax-Free USA Intermediate Fund.

Notes                                          Delaware National Tax-Free Funds
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At August 31, 2002, the Funds had liabilities payable to affiliates as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
                                           Fund                 Fund                 Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
Investment management fee
   payable to DMC                         $26,083              $14,442              $7,327                 $9,491
Dividend disbursing, transfer agent
   fees, accounting and other expenses
   payable to DSC                           5,619                  107               4,520                  6,896
Other expenses payable to
   DMC and affiliates                      38,187                8,085              11,058                 11,331

For the year ended August 31, 2002, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
                                           Fund                 Fund                 Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
                                          $31,187               $6,818              $6,624                 $6,856

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the year ended August 31, 2002, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
                                           Fund                 Fund                 Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
Purchases                               $528,316,051         $ 94,924,876         $68,933,255           $50,699,352
Sales                                    580,897,277          102,102,922          59,875,169            61,597,439

At August 31, 2002, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                            Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                                   USA                Insured         USA Intermediate     High-Yield Municipal
                                                  Fund                 Fund                 Fund                Bond Fund
                                            -----------------    -----------------    -----------------    --------------------
Cost of investments                            $494,731,721         $62,846,960          $33,889,281           $88,710,555
                                               ============         ===========          ===========           ===========
Aggregate unrealized appreciation              $ 32,061,926         $ 4,782,881          $ 1,639,960           $ 3,068,939
Aggregate unrealized depreciation                (5,197,423)           (374,371)              (8,770)           (3,852,540)
                                               ------------        ------------          -----------           -----------
Net unrealized appreciation (depreciation)     $ 26,864,503         $ 4,408,510          $ 1,631,190           $  (783,601)
                                               ============         ===========          ===========           ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and 2001 was as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
                                           Fund                 Fund                 Fund                Bond Fund
                                     -----------------    -----------------    -----------------    --------------------
Year ended 8/31/02
------------------
Tax-exempt income                       $26,975,130           $3,067,465           $1,268,191           $5,013,229

Year ended 8/31/01
------------------
Tax-exempt income                       $23,173,273           $3,090,937           $1,082,769           $5,518,252

Notes                                          Delaware National Tax-Free Funds
   to Financial Statements (continued)

4. Dividend and Distribution Information (continued)
As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                            Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                                   USA                Insured         USA Intermediate     High-Yield Municipal
                                                  Fund                 Fund                 Fund                Bond Fund
                                            -----------------    -----------------    -----------------    --------------------
Shares of beneficial interest                 $530,955,329          $66,098,832          $35,650,315           $95,862,715
Distributions in excess of tax-exempt income       (21,563)              (1,520)                  --                (4,104)
Capital loss carryforwards                     (18,639,643)            (977,204)            (295,023)           (3,879,053)
Post-October losses                                     --                   --             (236,550)             (510,936)
Unrealized appreciation (depreciation)
   of investments                               26,864,503            4,408,510            1,631,190              (783,601)
                                              ------------          -----------          -----------           -----------
Net assets                                    $539,158,626          $69,528,618          $36,749,932           $90,685,021
                                              ============          ===========          ===========           ===========

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                                     Delaware Tax-Free    Delaware Tax-Free    Delaware Tax-Free     Delaware National
                                            USA                Insured         USA Intermediate     High-Yield Municipal
Year of Expiration                         Fund                 Fund                 Fund                 Bond Fund
------------------                   -----------------    -----------------    -----------------    --------------------
2008                                    $18,639,643           $977,204             $295,023             $  782,666
2009                                             --                 --                   --              3,025,716
2010                                             --                 --                   --                 70,671
                                        -----------           --------             --------             ----------
Total                                   $18,639,643           $977,204             $295,023             $3,879,053
                                        ===========           ========             ========             ==========

Post-October losses represent losses realized on investment transactions from November 1, 2001 through August 31, 2002 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes                                          Delaware National Tax-Free Funds
   to Financial Statements (continued)

5. Capital Shares
Transactions in capital shares were as follows:

                                                Delaware Tax-Free                        Delaware Tax-Free
                                                    USA Fund                               Insured Fund

                                                   Year Ended                               Year Ended
                                          8/31/02              8/31/01             8/31/02                8/31/01
Shares sold:
  Class A                               2,046,344            3,323,883             328,620                587,680
  Class B                                 284,806              192,226             140,707                279,387
  Class C                                  89,824               52,483              20,213                 89,693

Shares issued from merger:
  Class A                               1,780,758            7,319,644                  --                     --
  Class B                                  94,555            1,318,382                  --                     --
  Class C                                  31,085              425,624                  --                     --

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                               1,215,969            1,048,527             142,573                142,943
  Class B                                  77,592               53,553              15,783                 13,269
  Class C                                  17,992                4,913               2,723                  2,729
                                       ----------           ----------           ---------            -----------
                                        5,638,925           13,739,235             650,619              1,115,701
                                       ----------           ----------           ---------            -----------

Shares repurchased:
  Class A                              (4,888,259)          (6,778,055)           (693,858)              (970,582)
  Class B                                (611,236)            (495,809)           (145,641)               (87,251)
  Class C                                (179,402)             (83,396)            (33,068)               (25,577)
                                       ----------           ----------           ---------            -----------
                                       (5,678,897)          (7,357,260)           (872,567)            (1,083,410)
                                       ----------           ----------           ---------            -----------
Net increase (decrease)                   (39,972)           6,381,975            (221,948)                32,291
                                       ==========           ==========           =========            ===========

                                                Delaware Tax-Free                        Delaware National
                                                       USA                                  High-Yield
                                                Intermediate Fund                       Municipal Bond Fund

                                                    Year Ended                              Year Ended
                                          8/31/02              8/31/01             8/31/02                8/31/01
Shares sold:
  Class A                               1,141,612              344,687             407,341                965,169
  Class B                                 181,935               96,884             215,936                452,326
  Class C                                 432,654              136,165             132,443                197,356

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                  59,419               52,993             194,745                223,229
  Class B                                   5,170                4,984              44,199                 47,121
  Class C                                   8,716                6,308              19,660                 19,860
                                       ----------           ----------           ---------            -----------
                                        1,829,506              642,021           1,014,324              1,905,061
                                       ----------           ----------           ---------            -----------

Shares repurchased:
  Class A                                (622,703)            (601,889)         (1,572,078)            (1,619,110)
  Class B                                 (97,299)             (53,575)           (229,990)              (365,220)
  Class C                                (110,475)             (47,221)           (210,613)              (395,598)
                                       ----------           ----------           ---------            -----------
                                         (830,477)            (702,685)         (2,012,681)            (2,379,928)
                                       ----------           ----------           ---------            -----------
Net increase (decrease)                   999,029              (60,664)           (998,357)              (474,867)
                                       ==========           ==========           =========            ===========

Notes                                          Delaware National Tax-Free Funds
   to Financial Statements (continued)

6. Fund Merger
Effective October 8, 2001, Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free North Dakota Fund, pursuant to the Agreement and Plan of Reorganization (the "Reorganization") dated October 5, 2001 and approved by Delaware Tax-Free North Dakota Fund shareholders on August 30, 2001. The shareholders of Delaware Tax-Free North Dakota Fund received shares of the respective classes of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares in Delaware North Dakota Fund prior to the Reorganization based on the net asset value per share of the respective classes of Delaware Tax-Free USA Fund.

The Reorganization was treated as a non-taxable event and accordingly Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated realized loss of Delaware Tax-Free North Dakota Fund as of October 8, 2001 were:

  Net Assets    Net Unrealized Appreciation   Accumulated Net Realized Losses
  -----------   ---------------------------   -------------------------------
  $21,384,673             $507,331                      $(44,073)

The net assets of Delaware Tax-Free USA Fund prior to the Reorganization were $531,821,420.

Effective August 24, 2001, Delaware Tax-Free USA Fund acquired all of the assets and assumed all of the liabilities of Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund, each an open-end investment company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund received shares of the respective classes of Delaware Tax-Free USA Fund equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Tax-Free USA Fund.

The Reorganizations were treated as non-taxable events and accordingly Delaware Tax-Free USA Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation and accumulated net realized losses of Delaware Tax-Free Iowa Fund, Delaware Tax-Free Kansas Fund, Delaware Montana Municipal Bond Fund, Delaware Tax-Free New Jersey Fund, Delaware Tax-Free New Mexico Fund and Delaware Tax-Free Wisconsin Fund as of August 24, 2001 were as follows:

                                                                  Net               Accumulated
                                                               Unrealized           Net Realized          Shares
                                          Net Assets          Appreciation             Losses            Acquired
                                         ------------         ------------          ------------        ---------
Delaware Tax-Free Iowa Fund              $ 36,006,194           $2,272,260           $(1,729,634)       3,192,414
Delaware Tax-Free Kansas Fund              10,454,958              579,270              (137,876)         927,320
Delaware Montana Municipal Bond Fund        3,946,274              206,807                  (478)         350,003
Delaware Tax-Free New Jersey Fund           4,859,727              155,913              (106,601)         431,052
Delaware Tax-Free New Mexico Fund          16,671,015              666,870              (916,978)       1,478,807
Delaware Tax-Free Wisconsin Fund           30,261,011            1,539,934            (1,162,367)       2,684,054
                                         ------------           ----------           -----------        ---------
                                         $102,199,179           $5,421,054           $(4,053,934)       9,063,650
                                         ============           ==========           ===========        =========

The net assets of Delaware Tax-Free USA Fund prior to the Reorganizations were $439,840,397.

7. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2002, or at any time during the year.

8. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

The Delaware National High-Yield Municipal Bond Fund invests in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Notes                                          Delaware National Tax-Free Funds
   to Financial Statements (continued)

9. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year August 31, 2002, each Fund designates distributions paid during the year as follows:

                                     (A)                  (B)
                                     Long-Term            Ordinary             (C)
                                     Capital Gains        Income               Tax-Exempt           Total
                                     Distributions        Distributions        Distributions        Distributions
Funds                                (Tax Basis)          (Tax Basis)          (Tax Basis)          (Tax Basis)
-----------------                    -------------        -------------        -------------        -------------
Delaware Tax-Free
USA Fund                             --                   --                   100%                 100%

Delaware Tax-Free
Insured Fund                         --                   --                   100%                 100%

Delaware Tax-Free
USA Intermediate Fund                --                   --                   100%                 100%

Delaware National
High-Yield Municipal Bond Fund       --                   --                   100%                 100%

(A), (B) and (C) are based on a percentage of each Fund's total distributions.

Report
   of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Tax-Free Fund

Voyageur Mutual Funds - Delaware National High-Yield Municipal Bond Fund

We have audited the accompanying statements of net assets of Delaware Group Tax-Free Fund (comprised of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, and Delaware Tax-Free USA Intermediate Fund) and Delaware National High-Yield Municipal Bond Fund (collectively, the "Funds") and the statements of assets and liabilities of Delaware Group Tax-Free Fund as of August 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of periods presented therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 4, 2002

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                               Principal               Number of           Other
      Name,                    Position(s)                                   Occupation(s)        Portfolios in Fund   Directorships
     Address                    Held with       Length of Time                  During              Complex Overseen      Held by
   and Birthdate                 Fund(s)            Served                    Past 5 Years             by Trustee         Trustee
------------------------------------------------------------------------------------------------------------------------------------

Interested Trustees

Charles E. Haldeman, Jr.(1,5)    Chairman           2 Years               Since January 1, 2000,           89               None
  2005 Market Street            and Trustee                            Mr. Haldeman has served in
  Philadelphia, PA                                                    various capacities at different
     19103                                                            times at Delaware Investments(2)

 October 29, 1948                                                       President/Chief Operating
                                                                            Officer/Director -
                                                                          United Asset Management
                                                                       (January 1998 - January 2000)

                                                                             Partner/Director -
                                                                            Cooke and Bieler, Inc.
                                                                           (Investment Management)
                                                                         (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -                Mr. Downes has              107   Director/President -
  2005 Market Street         Chief Executive     Executive Officer          served in various                     Lincoln National
   Philadelphia, PA              Officer,                                   executive capacities              Convertible Securities
        19103                 Chief Financial    3 Years - Trustee            at different times                     Fund, Inc.
                            Officer and Trustee                            at Delaware Investments
   January 8, 1940                                                                                              Director/President -
                                                                                                                  Lincoln National
                                                                                                                  Income Fund, Inc.

Independent Trustees

   Walter P. Babich               Trustee          14 Years                   Board Chairman -           107             None
  460 North Gulph Road                                                    Citadel Constructors, Inc.
   King of Prussia, PA                                                       (1989 - Present)
       19406

   October 1, 1927

   John H. Durham                 Trustee          23 Years(4)                Private Investor           107          Trustee -
    P.O. Box 819                                                                                                  Abington Memorial
  Gwynedd Valley, PA                                                                                             Hospital Foundation
      19437

   August 7, 1937                                                                                               President/Director -
                                                                                                                  22 WR Corporation

   John A. Fry                    Trustee           1 Year                        President -             89          Director -
  P.O. Box 3003                                                           Franklin & Marshall College             Sovereign Bancorp
   Lancaster, PA                                                             (June 2002 - Present)
      17604
                                                                           Executive Vice President -                 Director -
                                                                          University of Pennsylvania                Sovereign Bank
   May 28, 1960                                                            (April 1995 - June 2002)


                                                                               Principal             Number of           Other
      Name,                    Position(s)                                   Occupation(s)       Portfolios in Fund   Directorships
     Address                    Held with       Length of Time                  During             Complex Overseen      Held by
   and Birthdate                 Fund(s)            Served                    Past 5 Years       by Trustee/Officer  Trustee/Officer
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Anthony D. Knerr              Trustee          12 Years                Founder/Managing Director -       107            None
   500 Fifth Avenue                                                        Anthony Knerr & Associates
    New York, NY                                                             (Strategic Consulting)
      10110                                                                    (1990 - Present)

   December 7, 1938

   Ann R. Leven                  Trustee          13 Years               Treasurer/Chief Fiscal Officer -   107         Director -
   785 Park Avenue                                                            National Gallery of Art            Recoton Corporation
    New York, NY                                                                 (1994 - 1999)
      10021                                                                                                             Director -
                                                                                                                      Systemax, Inc.
   November 1, 1940
                                                                                                                    Director - Andy
                                                                                                                   Warhol Foundation

     Thomas F. Madison           Trustee           8 Years                    President/Chief               107   Director - Valmont
   200 South Fifth Street                                                    Executive Officer -                   Industries, Inc.
       Suite 2100                                                              MLM Partners, Inc.
     Minneapolis, MN                                                      (Small Business Investing                 Director - ACI
          55402                                                                 and Consulting)                    Telecentrics Inc.
                                                                           (January 1993 - Present)
   February 25, 1936                                                                                              Director - Digital
                                                                                                                        River Inc.

                                                                                                                   Director - Rimage
                                                                                                                      Corporation

   Janet L. Yeomans              Trustee           3 Years                    Vice President Treasurer -    107           None
  Building 220-13W-37                                                             3M Corporation
   St. Paul, MN                                                                 (July 1995 - Present)
       55144
                                                                               Ms. Yeomans has held
   July 31, 1948                                                                 various management
                                                                            positions at 3M Corporation
                                                                                     since 1983.

Officers

   William E. Dodge           Executive Vice       2 Years                   Executive Vice President and   107            None
  2005 Market Street          President and                                    Chief Investment Officer -
   Philadelphia, PA          Chief Investment                                      Equity of Delaware
       19103                Officer - Equity                                Investment Advisers, a series of
                                                                                   Delaware Management
   June 29, 1949                                                                      Business Trust
                                                                                 (April 1999 - Present)

                                                                                 President, Director
                                                                                   of Marketing and
                                                                              Senior Portfolio Manager -
                                                                              Marvin & Palmer Associates
                                                                                (Investment Management)
                                                                              (August 1996 - April 1999)

                                                                               Principal             Number of            Other
      Name,                    Position(s)                                   Occupation(s)       Portfolios in Fund   Directorships
     Address                    Held with       Length of Time                  During             Complex Overseen      Held by
   and Birthdate                 Fund(s)            Served                    Past 5 Years            by Officer         Officer
------------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Jude T. Driscoll(6)       Executive Vice          1 Year             Executive Vice President and       107             None
   2005 Market Street       President and                                   Head of Fixed-Income of
    Philadelphia, PA           Head of                                  Delaware Investment Advisers,
         19103                Fixed-Income                                   a series of Delaware
                                                                           Management Business Trust
   March 10, 1963                                                          (August 2000 - Present)

                                                                          Senior Vice President and
                                                                       Director of Fixed-Income Process -
                                                                           Conseco Capital Management
                                                                           (June 1998 - August 2000)

                                                                              Managing Director -
                                                                          NationsBanc Capital Markets
                                                                         (February 1996 - June 1998)

   Richard J. Flannery   Executive Vice President,   4 Years               Mr. Flannery has served in      107             None
   2005 Market Street      General Counsel and                            various executive capacities
    Philadelphia, PA    Chief Administrative Officer                          at different times at
         19103                                                                 Delaware Investments.

   September 30, 1957

   Richelle S. Maestro    Senior Vice President,     3 Years              Ms. Maestro has served in        107             None
   2005 Market Street     Deputy General Counsel                        various executive capacities
    Philadelphia, PA         and Secretary                                 at different times at
         19103                                                              Delaware Investments.

   November 26, 1957

   Michael P. Bishof      Senior Vice President      6 Years               Mr. Bishof has served in        107             None
   2005 Market Street        and Treasurer                               various executive capacities
   Philadelphia, PA                                                         at different times at
       19103                                                                 Delaware Investments.

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.

(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware Investments
  Family of Funds
--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund


Structured Equity Products Group

Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group

Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
DelawareTax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free Insured Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                           Contact Information

Walter P. Babich                               William E. Dodge                              Investment Manager
Board Chairman                                 Executive Vice President and                  Delaware Management Company
Citadel Constructors, Inc.                     Chief Investment Officer, Equity              Philadelphia, PA
King of Prussia, PA                            Delaware Investments Family of Funds
                                               Philadelphia, PA                              International Affiliate
David K. Downes                                                                              Delaware International Advisers Ltd.
President and Chief Executive Officer          Jude T. Driscoll                              London, England
Delaware Investments Family of Funds           Executive Vice President and
Philadelphia, PA                               Head of Fixed Income                          National Distributor
                                               Delaware Investments Family of Funds          Delaware Distributors, L.P.
John H. Durham                                 Philadelphia, PA                              Philadelphia, PA
Private Investor
Gwynedd Valley, PA                             Richard J. Flannery                           Shareholder Servicing, Dividend
                                               President and Chief Executive Officer         Disbursing and Transfer Agent
John A. Fry*                                   Delaware Distributors, L.P.                   Delaware Service Company, Inc.
President                                      Philadelphia, PA                              2005 Market Street
Franklin & Marshall College                                                                  Philadelphia, PA 19103-7094
Lancaster, PA                                  Richelle S. Maestro
                                               Senior Vice President, Deputy General         For Shareholders
Anthony D. Knerr                               Counsel and Secretary                         800 523-1918
Consultant                                     Delaware Investments Family of Funds
Anthony Knerr & Associates                     Philadelphia, PA                              For Securities Dealers and Financial
New York, NY                                                                                 Institutions Representatives Only
                                               Michael P. Bishof                             800 362-7500
Ann R. Leven                                   Senior Vice President and Treasurer
Former Treasurer/Chief Fiscal Officer          Delaware Investments Family of Funds          Web site
National Gallery of Art                        Philadelphia, PA                              www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


*Mr. Fry is not a Trustee of the Delaware National High-Yield Municipal Bond
Fund.

(6715)                                                        Printed in the USA
AR-011 [8/02] BUR 10/02                                       (J8649/EXP: 10/03)